                                                                   EXHIBIT 10.33




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                               SALE AND SERVICING

                                    AGREEMENT

                                      AMONG

                             CPS WAREHOUSE TRUST, AS
                                   PURCHASER,

                      CONSUMER PORTFOLIO SERVICES, INC., AS
                               SELLER AND SERVICER

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., AS
                                 BACKUP SERVICER

                                       AND

                        BANK ONE TRUST COMPANY, N.A., AS
                          STANDBY SERVICER AND TRUSTEE

                                   DATED AS OF
                                  MARCH 7, 2002

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

                                               TABLE OF CONTENTS
ARTICLE I         DEFINITIONS...........................................................................2

         SECTION 1.1.        Definitions................................................................2

         SECTION 1.2.        Other Definitional Provisions..............................................2

         SECTION 1.3.        Calculations...............................................................3

         SECTION 1.4.        Material Adverse Effect....................................................3

ARTICLE II        CONVEYANCE OF RECEIVABLES.............................................................4

         SECTION 2.1.        (a)     Conveyance of Receivables..........................................4

         SECTION 2.2.        Transfers Intended as Sales................................................7

         SECTION 2.3.        Further Encumbrance of Receivables and Other Conveyed Property.............8

ARTICLE III       THE RECEIVABLES.......................................................................8

         SECTION 3.1.        Representations and Warranties of Seller...................................8

         SECTION 3.2.        Repurchase upon Breach....................................................15

         SECTION 3.3.        Custody of Receivables Files..............................................15

         SECTION 3.4.        Acceptance of Receivable Files by Trustee.................................16

         SECTION 3.5.        Access to Receivable Files................................................17

ARTICLE IV        ADMINISTRATION AND SERVICING OF RECEIVABLES..........................................18

         SECTION 4.1.        Duties of the Servicer....................................................18

         SECTION 4.2.        Collection of Receivable Payments; Modifications of Receivables;
                             Lockbox Agreements........................................................19

         SECTION 4.3.        Realization Upon Receivables..............................................20

         SECTION 4.4.        Insurance.................................................................21

         SECTION 4.5.        Maintenance of Security Interests in Vehicles.............................21

         SECTION 4.6.        Additional Covenants of Servicer..........................................22

         SECTION 4.7.        Purchase of Receivables Upon Breach of Covenant...........................23

         SECTION 4.8.        Servicing Fee.............................................................23

         SECTION 4.9.        Servicer's Certificate....................................................23

         SECTION 4.10.       Annual Statement as to Compliance, Notice of Servicer Termination Event...24

         SECTION 4.11.       Independent Accountants' Reports..........................................24

         SECTION 4.12.       Accountants' Review of Receivable Files...................................25

         SECTION 4.13.       Access to Certain Documentation and Information Regarding Receivables.....26

         SECTION 4.14.       Verification of Servicer's Certificate....................................26

         SECTION 4.15.       Retention and Termination of Servicer.....................................27

         SECTION 4.16.       Fidelity Bond.............................................................28

         SECTION 4.17.       Lien Searches; Opinions as to Transfers and Security Interests............28

ARTICLE V         ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDER................................28

         SECTION 5.1.        Establishment of Pledged Accounts.........................................28


                                                     i

                                               TABLE OF CONTENTS
                                                  (CONTINUED)

         SECTION 5.2.        [RESERVED]................................................................31

         SECTION 5.3.        Certain Reimbursements to the Servicer....................................31

         SECTION 5.4.        Application of Collections................................................31

         SECTION 5.5.        Reserve Account...........................................................31

         SECTION 5.6.        Additional Deposits.......................................................32

         SECTION 5.7.        Distributions.............................................................32

         SECTION 5.8.        Note Distribution Account.................................................34

         SECTION 5.9.        Statements to the Noteholder..............................................35

         SECTION 5.10.       Optional Deposits by the Insurer; Notice of Waivers.......................37

ARTICLE VI        THE NOTE POLICY......................................................................37

         SECTION 6.1.        Claims Under Note Policy..................................................37

         SECTION 6.2.        Preference Claims.........................................................38

         SECTION 6.3.        Surrender of Note Policy..................................................39

ARTICLE VII       THE PURCHASER........................................................................39

         SECTION 7.1.        Representations of Purchaser..............................................39

ARTICLE VIII      THE SELLER...........................................................................41

         SECTION 8.1.        Representations of Seller.................................................41

         SECTION 8.2.        Additional Covenants of the Seller........................................44

         SECTION 8.3.        Liability of Seller; Indemnities..........................................44

         SECTION 8.4.        Merger or Consolidation of, or Assumption of the Obligations of, Seller...45

         SECTION 8.5.        Limitation on Liability of Seller and Others..............................46

ARTICLE IX        THE SERVICER.........................................................................49

         SECTION 9.1.        Representations of Servicer...............................................49

         SECTION 9.2.        Liability of Servicer; Indemnities........................................51

         SECTION 9.3.        Merger or Consolidation of, or Assumption of the Obligations of,
                             the Servicer or Standby Servicer..........................................52

         SECTION 9.5.        Delegation of Duties......................................................54

         SECTION 9.6.        Servicer and Standby Servicer Not to Resign...............................54

         SECTION 9.7.        Reporting Requirements....................................................54

ARTICLE X         DEFAULT..............................................................................55

         SECTION 10.1.       Servicer Termination Events...............................................55

         SECTION 10.2.       Consequences of a Servicer Termination Event..............................56

         SECTION 10.3.       Appointment of Successor..................................................57

         SECTION 10.4.       Notification to Noteholders and the Agent.................................58

         SECTION 10.5.       Waiver of Past Defaults...................................................58

         SECTION 10.6.       Action Upon Certain Failures of the Servicer..............................59

                                                    ii

                                               TABLE OF CONTENTS
                                                  (CONTINUED)

         SECTION 10.7.       Continued Errors..........................................................59

ARTICLE XI        MISCELLANEOUS PROVISIONS.............................................................59

         SECTION 11.1.       Amendment.................................................................59

         SECTION 11.2.       Protection of Title to Property...........................................60

         SECTION 11.3.       Notices...................................................................62

         SECTION 11.4.       Assignment................................................................63

         SECTION 11.5.       Limitations on Rights of Others...........................................63

         SECTION 11.6.       Severability..............................................................63

         SECTION 11.7.       Separate Counterparts.....................................................63

         SECTION 11.8.       Headings..................................................................63

         SECTION 11.9.       Governing Law.............................................................63

         SECTION 11.10.      Assignment to Trustee.....................................................64

         SECTION 11.11.      Nonpetition Covenants.....................................................64

         SECTION 11.12.      Limitation of Liability of Trustee........................................64

         SECTION 11.13.      Independence of the Servicer..............................................64

         SECTION 11.14.      No Joint Venture..........................................................65

         SECTION 11.15.      Insurer as Controlling Party..............................................65

         SECTION 11.16.      Special Supplemental Agreement............................................65

         SECTION 11.17.      Limited Recourse..........................................................65

         SECTION 11.18.      Acknowledgement of Roles..................................................66

         SECTION 11.19.      Termination...............................................................66

                                                     iii
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                                TABLE OF CONTENTS
                                   (CONTINUED)

SCHEDULES
---------

Schedule A           -     Schedule of Receivables

Schedule B           -     Location for Delivery of Receivable Files

EXHIBITS
--------

Exhibit A            -     Form of Servicer's Certificate

Exhibit B            -     Form of Trust Receipt

Exhibit C            -     Form of Servicing Officer's Certificate

Exhibit D            -     Form of Monthly Servicer's Statement

Exhibit E            -     Form of Independent Accountant's Report

Exhibit F            -     Form of Assignment

Exhibit G            -     Form of Addition Notice

         SALE AND SERVICING AGREEMENT (this "AGREEMENT") dated as of March 7, 2002, among CPS WAREHOUSE TRUST, a Delaware business trust (the "PURCHASER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively).

         WHEREAS, the Purchaser desires to purchase, from time to time, a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Consumer Portfolio Services, Inc., from motor vehicle dealers and independent finance companies;

         WHEREAS, the Purchaser intends to finance such purchases by issuing the Note, secured by the Receivables and the Other Conveyed Property, pursuant to the Indenture (as defined below);

         WHEREAS, the Seller is willing to sell such Receivables and the Other Conveyed Property to the Purchaser from time to time; and

         WHEREAS the Servicer is willing to service all such Receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

         SECTION 1.1. DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined in this Agreement, shall have the meanings set forth in ANNEX A attached hereto.

         SECTION 1.2. OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) Accounting terms used but not defined or partly defined in this Agreement, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

         (c) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (d) Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

         SECTION 1.3. CALCULATIONS. Other than as expressly set forth herein or in any of the other Basic Documents, all calculations of the amount of the Servicing Fee, the Standby Fee, Backup Servicing Fee, SST Servicing Fee, the Owner Trustee Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of the Unused Facility Fee, the Ordinary Insurance Premium, the Default Insurance Premium and the Noteholder's Monthly Interest Distributable Amount shall be made on the basis of the actual number of days in the Accrual Period and 360 days in the calendar year. All references to the Principal Balance of a Receivable as of the last day of an Accrual Period shall refer to the close of business on such day.

         SECTION 1.4. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Purchaser or the Noteholder (or any such similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Note Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Purchaser, the Noteholder or the Insurer (or any similar or analogous determination), such determination shall be made by the Controlling Party in its sole discretion.

                                   ARTICLE II
                                   ----------

                            CONVEYANCE OF RECEIVABLES
                            -------------------------

         SECTION 2.1. i) CONVEYANCE OF RECEIVABLES. In consideration of the Purchaser's delivery to or upon the order of the Seller on any Funding Date of the Purchase Price therefor, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations set forth herein) all right, title and interest of the Seller, whether now existing or hereafter arising, in, to and under:

                  (i) the Receivables listed in the Schedule of Receivables from time to time;

                  (ii)all monies received under the Receivables on and after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables after the related Cutoff Date;

                  (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the related Contracts and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Receivables that finance a vehicle in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, with respect to such Financed Vehicles;

                  (iv)any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

                  (v) all proceeds from recourse against Dealers with respect to the Receivables;

                  (vi)refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Receivable File related to each Receivable and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables for Obligors of the Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Collection Account or the Lockbox Account;

                  (ix)all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Purchaser pursuant to a liquidation of such Receivable; and

                  (x) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) The Seller shall transfer to the Purchaser the Receivables and the other property and rights related thereto described in PARAGRAPH (A) above only upon the satisfaction of each of the conditions set forth below on or prior to the related Funding Date. In addition to constituting conditions precedent to any purchase hereunder and under each Assignment, the following shall also be conditions precedent to any Advance on any Funding Date under the terms of the
Indenture:

                  (i) the Seller shall have provided the Trustee, the Agent and the Insurer with an Addition Notice substantially in the form of EXHIBIT H hereto (which shall include supplements to the Schedule of Receivables) not later than three Business Days prior to such Funding Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Related Receivables;

                  (ii)the Seller shall, to the extent required by SECTION 4.2 of this Agreement, have deposited in the Collection Account all collections received after the Cutoff Date in respect of the Related Receivables to be purchased on such Funding Date;

                  (iii) as of each Funding Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Related Receivables on such Funding Date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as then conducted;

                  (iv)the Facility Termination Date shall not have occurred;

                  (v) the Servicer shall have established a Lockbox Account acceptable to the Controlling Party;

                  (vi)each of the representations and warranties made by the Seller pursuant to SECTION 3.1 and the other Basic Documents with respect to the Related Receivables to be purchased on such Funding Date shall be true and correct as of the related Funding Date and the Seller shall have performed all obligations to be performed by it hereunder or in any Assignment on or prior to such Funding Date;

                  (vii) the Seller shall, at its own expense, on or prior to the Funding Date, indicate in its computer files that the Related Receivables to be purchased on such Funding Date have been sold to the Purchaser pursuant to this Agreement or an Assignment, as applicable;

                  (viii) the Seller shall have taken any action required to maintain (i) the first priority perfected ownership interest of the Purchaser in the Related Receivables and Other Conveyed Property and
         (ii) the first priority perfected security interest of the Trustee in the Collateral;

                  (ix)no selection procedures adverse to the interests of the Noteholder or the Insurer shall have been utilized in selecting the Related Receivables to be sold on such Funding Date;

                  (x) the addition of any such Related Receivables to be purchased on such Funding Date shall not result in a material adverse tax consequence to the Noteholder or the Purchaser;

                  (xi)as a result of the transfer of the Related Receivables to be sold on such Funding Date to the Purchaser, the then current rating of the Note (without giving consideration to the Note Policy) by each Rating Agency will not be withdrawn or downgraded PROVIDED, HOWEVER that the Seller shall not be required to obtain written confirmation from the Rating Agencies that such purchase will not result in a reduction or withdrawal of the then current Rating of the Note;

                  (xii) the Controlling Party, in its reasonable discretion shall not have disapproved the transfer of the Related Receivables to be sold on such Funding Date to the Purchaser and the Controlling Party shall have been reimbursed by the Seller for any fees and expenses incurred by the Controlling Party in connection with the granting of such approval;

                  (xiii) the Seller shall have delivered to the Insurer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this PARAGRAPH (B);

                  (xiv) No Funding Termination Event, Insurance Agreement Event of Default, Servicer Termination Event, or any event that, with the giving of notice or the passage of time, would constitute a Funding Termination Event, Insurance Agreement Event of Default or Servicer Termination Event, shall have occurred and be continuing;

                  (xv)the Trustee shall have confirmed receipt of the related Receivable File for each Related Receivable included in the Borrowing Base calculation and shall have delivered a copy to the Insurer and the Agent of a Trust Receipt with respect to the Receivable Files related to the Related Receivables to be purchased on such Funding Date;

                  (xvi) the Seller shall have executed and delivered an Assignment in the form of EXHIBIT G;

                  (xvii) the Seller shall have filed or caused to be filed all necessary UCC-1 financing statements (or amendments thereto) necessary to maintain (in each case assuming for purposes of this clause (xvii) that such perfection may be achieved by making the appropriate filings, or taken any other steps necessary to maintain), (1) the first, priority, perfected ownership interest of Purchaser and (2) the first priority, perfected security interest of the Trustee, with respect to the Related Receivables and Other Conveyed Property and the Collateral, respectively to be transferred on such Funding Date;

                  (xviii) on or prior to such Funding Date, the Purchaser will purchase an interest rate cap with a strike rate equal to the Required Cap Rate in order to hedge against interest rate fluctuations such that the aggregate principal amount of all such interest rate caps (together with the notional amount of other Hedge Agreements) is equal to the then Invested Amount after taking into account the Advance to occur on such Funding Date. All costs associated with the entering into such

         Hedge Agreements will be paid for by the Purchaser. Each Hedge Agreement will conform to the standard rating agency rating criteria for hedge agreements related to securities whose ratings are "swap dependent." Each Hedge Counterparty shall have a short term debt rating of at least "A-1" and "P-1" by S&P and Moody's, respectively; and

                  (xix) on or prior to the Funding Date that is scheduled to occur on March 15, 2002, the Seller and the Purchaser shall deliver to the Insurer, the Agent, the Owner Trustee and the Trustee any item specified as a condition precedent or a condition to closing that has not been previously delivered.


         Unless waived by the Controlling Party in writing, the Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Related Receivable on the date required as specified above, the Seller will immediately repurchase such Related Receivable from the Purchaser, at a price equal to the Purchase Amount thereof, in the manner specified in SECTION 3.2 and SECTION 4.7. Except with respect to (xv) above, the Trustee may rely on the accuracy of the Officers' Certificate delivered pursuant to ITEM (xiii) above without independent inquiry or verification.

         (c) PAYMENT OF PURCHASE PRICE. In consideration for the sale of the Related Receivables and Other Conveyed Property described in SECTION 2.1(a) or the related Assignment, the Purchaser shall, on each Funding Date on which Related Receivables are transferred hereunder, pay to or upon the order of the Seller the applicable Purchase Price in cash. On any Funding Date on which funds are on deposit in the Principal Funding Account, the Purchaser may direct the Trustee to withdraw therefrom an amount equal to the lesser of (i) the Purchase Price to be paid to the Seller for Related Receivables and Other Conveyed Property to be conveyed to the Purchaser and pledged to the Trustee on such Funding Date (or a portion thereof) and (ii) the amount on deposit in the Principal Funding Account, and, subject to the satisfaction of the conditions set forth in SECTION 2.1(b) after giving effect to such withdrawal, pay such amount to or upon the order of the Seller in consideration for the sale of the Related Receivables and Other Conveyed Property on such Funding Date.

         SECTION 2.2. TRANSFERS INTENDED AS SALES. It is the intention of the Seller that each transfer and assignment contemplated by this Agreement and each Assignment shall constitute a sale of the Related Receivables and Other Conveyed Property from the Seller to the Purchaser free and clear of all liens and rights of others and it is intended that the beneficial interest in and title to the Related Receivables and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby or by any Assignment is held not to be a sale, this Agreement and each Assignment shall constitute a grant of a security interest in the property referred to in
SECTION 2.1 and each Assignment to the Purchaser which security interest has been assigned to the Trustee, acting on behalf of the Noteholder and the Insurer.

         SECTION 2.3. FURTHER ENCUMBRANCE OF RECEIVABLES AND OTHER CONVEYED PROPERTY.

         (a) Immediately upon the conveyance to the Purchaser by the Seller of the Related Receivables and any item of the related Other Conveyed Property pursuant to SECTION 2.1 and the related Assignment, all right, title and interest of the Seller in and to such Related Receivables and Other Conveyed Property shall terminate, and all such right, title and interest shall vest in the Purchaser.

         (b) Immediately upon the vesting of any Related Receivables and the related Other Conveyed Property in the Purchaser, the Purchaser shall have the sole right to pledge or otherwise encumber such Related Receivables and the related Other Conveyed Property. Pursuant to the Indenture, the Purchaser shall grant a security interest in the Collateral to secure the repayment of the Note.

         (c) The Trustee shall, at such time as (i) the Facility Termination Date has occurred, (ii) there is no Note outstanding and (iii) all sums due to the Insurer and to the Trustee pursuant to the Basic Documents have been paid, release any remaining portion of the Receivables and the Other Conveyed Property to the Purchaser.

                                   ARTICLE III
                                   -----------

                                 THE RECEIVABLES
                                 ---------------

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF SELLER. ii) The Seller makes the following representations and warranties as to the Related Receivables to the Insurer, the Purchaser and to the Trustee for the benefit of the Noteholder on which the Purchaser relies in acquiring the Receivables, on which the Insurer relies in issuing the Note Policy and on which the Noteholder has relied in purchasing the Note and will rely in paying the Advance Amount to the Purchaser. Such representations and warranties speak as of the Closing Date and as of each Funding Date; PROVIDED that to the extent such representations and warranties relate to the Related Receivables conveyed on any Funding Date, such representations and warranties shall speak as of the related Funding Date, but shall survive the sale, transfer and assignment of the Related Receivables to the Purchaser and the pledge thereof by the Purchaser hereunder to the Trustee pursuant to the Indenture.

                  (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivables in the state where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Seller in connection with the sale of Financed Vehicles by the Dealers and has been validly assigned by such Dealer to the Seller in accordance with its terms, (2) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle, which security interest has been validly assigned by the Seller to the Purchaser and by the Purchaser to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security including without limitation a right of repossession following a default, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment but in no event shall exceed three times such level payment) and yield interest at the Annual Percentage Rate, (5) if such Receivable is a Rule of 78's Receivable, provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (6) is a Rule of 78's Receivable or a Simple Interest Receivable, (7) was originated by a Dealer to an Obligor and was sold by the Dealer to the Seller without any fraud or misrepresentation on the part of such Dealer or the Obligor and (8) is denominated in U.S. dollars.

                  (ii) ADDITIONAL RECEIVABLES CHARACTERISTICS. As of the related Funding Date, as applicable:

                  (A) each Related Receivable has (1) an original term of 24 to 72 months; (2) an original Amount Financed of at least $3,000 and not more than $35,000; and (3) had an APR of at least 10% and not more than 27% (subject to applicable laws);

                  (B) each Related Receivable is not more than 30 days past due with respect to more than 10% of any Scheduled Receivable Payment as of the related Cutoff Date and is not due from a Delinquent Obligor;

                  (C) no Related Receivable has been extended beyond its original term, except in accordance with the Seller's Contract Purchase Guidelines regarding deferments or extensions;

                  (D) each Related Receivable satisfies in all material respects the Seller's Contract Purchase Guidelines as in effect on the Closing Date or as otherwise amended from time to time; provided, that such amendments do not have a material adverse effect on the Noteholder or the Insurer;

                  (E) the Seller's credit rating with respect to each related Obligor shall be no greater than 52; and

                  (F) no Financed Vehicle financed under the Related Receivables is on the Seller' vehicle exclusion list, as the same may be amended from time to time.

                  (iii) SCHEDULE OF RECEIVABLES. The information with respect to the Related Receivables set forth in SCHEDULE A to the related Assignment is true and correct in all material respects as of the close of business on the related Cutoff Date, and no selection procedures adverse to the Noteholder or the Insurer have been utilized in selecting the Related Receivables to be sold hereunder.

                  (iv) COMPLIANCE WITH LAW. Each Related Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended warranties or service contracts complied at the time the Related Receivable was originated or made and at the execution of the applicable Assignment complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (v) NO GOVERNMENT OBLIGOR. None of the Related Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (vi) SECURITY INTEREST IN FINANCED VEHICLE. Immediately subsequent to the sale, assignment and transfer thereof to the Purchaser, each Related Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party which has been validly assigned to the Purchaser, and such assigned security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the related Funding Date as a result of an Obligor's failure to pay its obligations, as applicable).

                  (vii) RECEIVABLES IN FORCE. No Related Receivable has been satisfied, subordinated or rescinded, nor has any related Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (viii) NO WAIVER. Except as permitted under SECTION 4.2 and CLAUSE (IX) below, no provision of a Related Receivable has been waived, altered or modified in any respect since its origination.

                  (ix) NO AMENDMENTS. Except as permitted under SECTION 4.2, no Related Receivable has been amended, except as such Related Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate and in accordance with the Seller's Contract Purchase Guidelines.

                  (x) NO DEFENSES. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Related Receivable. The operation of the terms of any Related Receivable or the exercise of any right thereunder will not render such Related Receivable unenforceable in whole or in part and such Receivable is not subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xi) NO LIENS. As of the related Cutoff Date, (a) there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle financed under a Related Receivable that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Related Receivable and (b) there is no lien against the Financed Vehicle financed under a Related Receivable for delinquent taxes.

                  (xii) NO DEFAULT; REPOSSESSION. Except for payment delinquencies continuing for a period of not more than 30 days as of the related Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Related Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Related Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing (except in a manner consistent with SECTION 4.2); and no Financed Vehicle financed under a Related Receivable shall have been repossessed.

                  (xiii) INSURANCE; OTHER. (A) Each Obligor under the Related Receivables has obtained an insurance policy covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and the Seller and its successors and assigns are named the loss payee or an additional insured of such insurance policy, and each Related Receivable requires the Obligor to obtain and maintain such insurance naming the Seller and its successors and assigns as loss payee or an additional insured, (B) each Related Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming the Seller as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Related Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Related Receivable is covered by an extended service contract.

                  (xiv) TITLE. It is the intention of the Seller that each transfer and assignment herein contemplated constitutes a sale of the Related Receivables and the related Other Conveyed Property from the Seller to the Purchaser and that the beneficial interest in and title to such Related Receivables and related Other Conveyed Property not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Related Receivable or related Other Conveyed Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser and by the Purchaser to any Person other than the Trustee. Immediately prior to each transfer and assignment herein contemplated, the Seller had good and marketable title to each Related Receivable and related Other Conveyed Property and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof to the Purchaser and the concurrent pledge to the Trustee under the Indenture, the Trustee for the benefit of the Noteholder and the Insurer shall have a valid and enforceable security interest in the Collateral, free and clear of all liens, encumbrances, security interests, and rights of others, and such transfer has been perfected under the UCC.

                  (xv)LAWFUL ASSIGNMENT. No Related Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Related Receivable under this Agreement or pursuant to transfers of the Note shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Related Receivables.

                  (xvi) ALL FILINGS MADE. All filings (including, without limitation, UCC filings or other actions) necessary in any jurisdiction to give: (a) the Purchaser a first priority perfected ownership interest in the Receivables and the Other Conveyed Property and (b) the Trustee, for the benefit of the Noteholder and the Insurer, a first priority perfected security interest in the Collateral have been made, taken or performed.

                  (xvii) RECEIVABLE FILE; ONE ORIGINAL. The Seller has delivered to the Trustee, at the location specified in SCHEDULE B hereto, a complete Receivable File with respect to each Related Receivable, and the Trustee has delivered to the Purchaser, the Insurer and the Agent a copy of the Trust Receipt therefor. There is only one original executed copy of each Receivable.

                  (xviii) CHATTEL PAPER. Each Related Receivable constitutes "CHATTEL PAPER" under the UCC.

                  (xix) TITLE DOCUMENTS. (A) If the Related Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Related Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Related Receivables that finance a vehicle in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States) will be received within 180 days and will show, the Seller named as the original secured party under the Related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Related Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller named as the original secured party under the Related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Related Receivable for which the title document has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller as first lienholder has been applied for.

                  (xx) VALID AND BINDING OBLIGATION OF OBLIGOR. Each Related Receivable is the legal, valid and binding obligation in writing of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby. Each Related Receivable is not subject to any right of set-off by the Obligor.

                  (xxi) CHARACTERISTICS OF OBLIGORS. As of the date of each Obligor's application for the loan from which the Related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, (d) was domiciled in the United States and (e) was not self-employed.

                  (xxii) POST-OFFICE BOX. On or prior to the next billing period after the related Cutoff Date, the Servicer will notify each Obligor to make payments with respect to its respective Related Receivables after the related Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Post-Office Box.

                  (xxiii) CASUALTY. No Financed Vehicle financed under a Related Receivable has suffered a Casualty.

                  (xxiv) NO AGREEMENT TO LEND. The Obligor with respect to each Related Receivable does not have any option under the Receivable to borrow from any person any funds secured by the Financed Vehicle.

                  (xxv) OBLIGATION TO DEALERS OR OTHERS. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Related Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Related Receivables.

                  (xxvi) NO IMPAIRMENT. Neither Seller nor the Purchaser has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Related Receivables or otherwise to impair the rights of the Purchaser, the Trustee, the Noteholder or the Insurer in any Related Receivable or the proceeds thereof.

                  (xxvii) RECEIVABLES NOT ASSUMABLE. No Related Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Purchaser or Seller with respect to such Related Receivable.

                  (xxviii) SERVICING. The servicing of each Related Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in this Agreement; and other than Seller and any Standby Servicer or Back-up Servicer pursuant to the Basic Documents, no other person has the right to service the Receivable.

                  (xxix) CREATION OF SECURITY INTEREST. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Trust Estate in favor of the Purchaser for the benefit of the Noteholder and the Insurer, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Seller.

                  (xxx) PERFECTION OF SECURITY INTEREST IN TRUST ESTATE. The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Purchaser for the benefit of the Noteholder and the Insurer hereunder pursuant to SECTION 2.1 and the related Assignment.

                  (xxxi) NO OTHER SECURITY INTERESTS. Other than the security interest granted to the Purchaser for the benefit of the Noteholder and the Insurer pursuant to SECTION 2.1 and the related Assignment, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate, other than such Security Interests as are released at or before the conveyance of the Trust Estate. The Seller has not authorized the filing of and is not aware of any financing statements filed against the Seller that include a description of collateral covering any portion of the Trust Estate other than any financing statement relating to the security interest granted to the Purchaser for the benefit of the Noteholder and the Insurer hereunder or that has been terminated or released as to the Trust Estate. The Seller is not aware of any judgment or tax lien filings against the Seller.

                  (xxxii) NOTATIONS ON CONTRACTS; FINANCING STATEMENT DISCLOSURE. The Servicer has in its possession copies of all Contracts that constitute or evidence the Receivables. The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser and/or the Trustee for the benefit of the Noteholder and the Insurer. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Trust Estate contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of CPS Warehouse Trust, as secured party."

                  (xxxiii) STATE CONCENTRATION OPINIONS. If Eligible Receivables originated in any one state exceed 10% of the Aggregate Principal Balance of the Eligible Receivables, the Seller shall deliver to each Rating Agency, the Insurer and the Agent an Opinion of Counsel with respect to the security interest in the Financed Vehicles with respect to such state on or prior to the related Funding Date.

                  (xxxiv) RECEIVABLES ORIGINATED BY MERCURY FINANCE LLC. Receivables that have been acquired by Mercury Finance LLC will not be Eligible Receivables until the Rating Agency Condition is satisfied.

         SECTION 3.2. REPURCHASE UPON BREACH

                  The Seller, the Servicer, the Insurer or the Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to SECTION 3.1 (without regard to any limitations therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the next Accrual Period following the discovery thereof by the Trustee or the Insurer or receipt by the Trustee and the Insurer of notice from the Seller or the Servicer of such breach, the Seller shall repurchase any Receivable if the value of such Receivable is materially and adversely affected by the breach as of the last day of such next Accrual Period (or, at the Seller's option, the last day of the first Accrual Period following the discovery). In consideration of the purchase of any Receivable, the Seller shall remit the Purchase Amount, in the manner specified in SECTION 5.6. The sole remedy of the Purchaser, the Trustee, the Noteholder or the Insurer with respect to a breach of representations and warranties pursuant to SECTION 3.1 shall be to enforce the Seller's obligation to purchase such Receivables; PROVIDED, HOWEVER, that the Seller shall indemnify the Trustee, the Standby Servicer, the Insurer, the Purchaser, the Agent and the Noteholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount in respect of any Defective Receivables and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in the Seller or such designee title to such Defective Receivables including a Trustee's Certificate in the form of EXHIBIT E.

         SECTION 3.3. CUSTODY OF RECEIVABLES FILES.

         (a) In connection with each sale, transfer and assignment of Receivables and related Other Conveyed Property to the Purchaser pursuant to this Agreement and each Assignment, and each pledge thereof by the Purchaser to the Trustee pursuant to the Indenture, the Trustee shall act as custodian of the following documents or instruments in its possession which shall be delivered to the Trustee on or before the Closing Date or the related Funding Date in accordance with SECTION 3.4 (with respect to each Receivable) (excluding the Funding Date that is to occur on March 15, 2002):

                  (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements); and

                  (ii)The original certificate of title in the name of the Seller or such documents that the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle or, if not yet received, a copy of the application therefor showing the Seller as secured party, or a dealer guarantee of title.

         (b) Upon payment in full of any Receivable, the Servicer will notify the Trustee pursuant to a certificate of an officer of the Servicer in the form of EXHIBIT C (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to SECTION 4.2 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer.

         SECTION 3.4. ACCEPTANCE OF RECEIVABLE FILES BY TRUSTEE. In connection with any Funding Date (excluding the first Funding Date that is to occur on March 15, 2002), the Seller shall cause to be delivered to the Trustee the Receivable Files for the Related Receivables to be purchased not less than four Business Days prior to the related Funding Date. The Trustee shall within two Business Days after receipt of such files, execute and deliver to the Insurer and the Agent, a Trust Receipt for the Receivable Files received by the Trustee. By its delivery of a Trust Receipt, the Trustee shall be deemed to have (a) acknowledged receipt of the files (or the Receivables) which the Seller has represented are and contain the Receivable Files for the Related Receivables purchased by the Purchaser on the related Funding Date, (b) reviewed such files or Receivables and (c) determined that it has received a file (or a Receivable) for each Related Receivable identified in SCHEDULE A to the related Assignment. The Trustee declares that it will hold and will continue to hold such files and any amendments, replacements or supplements thereto and all Other Conveyed Property as Trustee, custodian, agent and bailee in trust for the use and benefit of each present and future Noteholder and the Insurer. The Trustee agrees to review each file delivered to it no later than (x) 20 days if less than 7,500 files and (y) 30 days if greater than 7,500 files after the related Funding Date to determine whether such Receivable Files contain the documents referred to in SECTION 3.3(A). If the Trustee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in SCHEDULE A to the related Assignment or that any of the documents referred to in SECTION 3.3(A)(I) or (II) are not contained in a Receivable File, the Trustee shall inform the Purchaser, the Seller, the Agent and the Insurer promptly, in writing, of the failure to receive a file with respect to such Receivable (or the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to the Purchaser, as the Seller's designee any file unrelated to a Receivable identified in SCHEDULE A to the related Assignment (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Receivable File shall have been cured by the last day of the next Accrual Period following discovery thereof by the Trustee, the Trustee shall cause the Seller to repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount for such Receivable, in the manner specified in SECTION 5.6. The sole remedy of the Trustee, the Purchaser, the Noteholder and the Insurer with respect to a breach pursuant to this SECTION 3.4 shall be to require the Seller to purchase the applicable Receivables pursuant to this SECTION 3.4; PROVIDED, HOWEVER, that the Seller shall indemnify the Trustee, the Standby Servicer, the Insurer, the Purchaser, the Agent and the Noteholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount for a Receivable and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable including a Trustee's Certificate in the form of EXHIBIT E. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables that finance a vehicle in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer, the Agent and the Insurer. On the date which is 180 days following the related Funding Date, and monthly thereafter, the Trustee shall inform the Seller and the other parties to this Agreement and the Insurer of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, and the Seller shall repurchase any such Receivable as of the last Business Day of the Accrual Period in which the expiration of such 180 days occurs. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount for such Receivable, in the manner specified in SECTION 5.6.

         SECTION 3.5. ACCESS TO RECEIVABLE FILES. The Trustee shall permit the Servicer and the Controlling Party access to the Receivable Files at all reasonable times during the Trustee's normal business hours. The Trustee shall, within two Business Days of the request of the Servicer or the Controlling Party, execute such documents and instruments as are prepared by the Servicer or the Controlling Party and delivered to the Trustee, as the Servicer or the Controlling Party deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Purchaser and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement or the Indenture and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of EXHIBIT C hereto (the "SERVICER RECEIPT"). Such Servicer Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of EXHIBIT C hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Servicer Receipt shall be released by the Trustee to the Servicer.

         SECTION 3.6. TRUSTEE TO OBTAIN FIDELITY INSURANCE. The Trustee shall maintain a fidelity bond in the form and amount as is customary for entities acting as a trustee of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 3.7. TRUSTEE TO MAINTAIN SECURE FACILITIES. The Trustee shall maintain or cause to be maintained continuous custody of the Receivables Files in secure and fire resistant facilities in accordance with customary standards for such custody.

                                   ARTICLE IV
                                   ----------

                   ADMINISTRATION AND SERVICING OF RECEIVABLES
                   -------------------------------------------

         SECTION 4.1. DUTIES OF THE SERVICER. The Servicer, as agent for the Purchaser, the Noteholder and the Insurer (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment sale contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. In performing such duties, the Servicer shall comply with its current servicing policies and procedures, as such servicing policies and procedures may be amended from time to time, so long as such amendments will not materially adversely affect the interests of the Noteholder or the Insurer, and notice of such amendments is given to the Insurer prior to the effectiveness thereof. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Insurer with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement including, without limitation, the restrictions set forth in SECTION 4.6, the Servicer is authorized and empowered by the Purchaser to execute and deliver, on behalf of itself, the Purchaser or the Noteholder, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Purchaser shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Purchaser shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Noteholder. The Servicer shall prepare and furnish, and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.2. COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES; LOCKBOX AGREEMENTS.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; PROVIDED, HOWEVER, that promptly after the Closing Date (or the related Funding Date, as applicable) the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for as long as the Seller is the Servicer, may in accordance with the Seller's Contract Purchase Guidelines grant extensions on a Receivable; PROVIDED, HOWEVER, that the Servicer may not grant more than one (1) extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one (1) calendar month or grant more than three (3) extensions in the aggregate with respect to a Receivable without the prior written consent of the Controlling Party. In no event shall the principal balance of a Receivable be reduced, except in connection with a settlement in the event the Receivable becomes a Defaulted Receivable. If the Servicer is not the Seller, SST or the Standby Servicer, the Servicer may not make any extension on a Receivable without the prior written consent of the Controlling Party. The Servicer may in its discretion waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Receivable Payment on Receivables, other than to the extent that such alteration is required by applicable law.

         (b) The Servicer shall establish the Lockbox Account in the name of the Purchaser for the benefit of the Trustee, acting on behalf of the Noteholder and the Insurer. Pursuant to the Lockbox Agreement, the Trustee has authorized the Servicer to direct dispositions of funds on deposit in the Lockbox Account to the Collection Account (but not to any other account), and no other Person, except the Lockbox Processor and the Trustee, has authority to direct disposition of funds on deposit in the Lockbox Account. However, the Lockbox Agreement shall provide that Lockbox Banks will comply with instructions originated by the Trustee relating to the disposition of the funds in the Lockbox Account without further consent by the Seller, the Servicer or the Purchaser. The Trustee shall have no liability or responsibility with respect to the Lockbox Processor's directions or activities as set forth in the preceding sentence. The Lockbox Account shall be established pursuant to and maintained in accordance with the Lockbox Agreement and shall be a demand deposit account initially established and maintained with Bank One, N.A., or at the request of the Controlling Party an Eligible Account satisfying CLAUSE (i) of the definition thereof; PROVIDED, HOWEVER, that the Trustee shall give the Servicer prior written notice of any change made at the request of the Controlling Party in the location of the Lockbox Account. The Trustee shall establish and maintain the Post-Office Box at a United States Post Office Branch in the name of the Purchaser for the benefit of the Noteholder and the Insurer.

         (c) Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Purchaser, the Trustee, the Insurer and the Noteholder for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         (d) In the event the Seller shall for any reason no longer be acting as the Servicer hereunder, the Standby Servicer or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreement. In such event, the Standby Servicer or a successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the Standby Servicer or a successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the Standby Servicer or a successor Servicer all documents and records relating to the Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient assignment of any Lockbox Agreement to the Standby Servicer or a successor Servicer. In the event that the Controlling Party shall elect to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Controlling Party, to the Trustee or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox arrangements.

         (e) On each Business Day, pursuant to the Lockbox Agreement, the Lockbox Processor will transfer any payments from Obligors received in the Post-Office Box to the Lockbox Account. The Servicer shall cause the Lockbox Bank to transfer cleared funds from the Lockbox Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lockbox Account or the Collection Account. The Servicer shall not commingle its assets and funds with those on deposit in the Lockbox Account.

         SECTION 4.3. REALIZATION UPON RECEIVABLES. On behalf of the Purchaser, the Noteholder and the Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has failed to make more than 90% of a Scheduled Receivable Payment thereon in excess of $10 for 120 days or more; PROVIDED, HOWEVER, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in SECTION 4.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

         SECTION 4.4. INSURANCE.

         (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Seller and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Seller as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract (each, a "RECEIVABLES INSURANCE POLICY").

         (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any Receivables Insurance Policy which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Purchaser, shall take such reasonable action as shall be necessary to permit recovery under each Receivables Insurance Policy. Any amounts collected by the Servicer under any Receivables Insurance Policy shall be deposited in the Collection Account pursuant to SECTION 5.6.

         SECTION 4.5. MAINTENANCE OF SECURITY INTERESTS IN VEHICLES.

         (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Purchaser as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect or continue the perfection of such security interest on behalf of the Purchaser, the Noteholder and the Insurer as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Purchaser, and the pledge thereof by the Purchaser to the Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trustee, each of the Trustee, the Noteholder, the Insurer and the Seller hereby agrees that the Seller's designation as the secured party on the certificate of title is in respect of the Seller's capacity as Servicer as agent of the Trustee for the benefit of the Noteholder and the Insurer.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the Insurer may (so long as it is the Controlling Party) instruct the Trustee and the Servicer to take or cause to be taken, or, if the Insurer is not the Controlling Party, upon the occurrence of a Servicer Termination Event, the Trustee, and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Noteholder and the Insurer by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary or prudent. The Seller hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Controlling Party may instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trustee on behalf of the Noteholder and the Insurer, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; PROVIDED, HOWEVER, that if the Controlling Party requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Controlling Party.

         SECTION 4.6. ADDITIONAL COVENANTS OF SERVICER. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of the Financed Vehicle, nor shall the Servicer impair the rights of the Noteholder in such Receivables, nor shall the Servicer amend or otherwise modify a Receivable, except as permitted in accordance with SECTION 4.2. The Servicer shall obtain and/or maintain all necessary licenses, approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution, delivery and performance of this Agreement and the other Basic Documents.

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

         SECTION 4.7. PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT. Upon discovery by any of the Servicer, the Purchaser, the Insurer or the Trustee of a breach of any of the covenants of the Servicer set forth in SECTION 4.2(a), 4.4,
4.5 or 4.6, the party discovering such breach shall give prompt written notice to the others; PROVIDED, HOWEVER, that the failure to give any such notice shall not affect any obligation of the Servicer under this SECTION 4.7. Unless the breach shall have been cured by the last day of the next Accrual Period following such discovery, the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount for such Receivable in the manner specified in SECTION 5.6. The sole remedy of the Trustee, the Purchaser, the Insurer or the Noteholder with respect to a breach of SECTION 4.2(a), 4.3, 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this SECTION 4.7; PROVIDED, HOWEVER, that the Servicer shall indemnify the Trustee, the Standby Servicer, the Insurer, the Purchaser, the Agent and the Noteholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

         SECTION 4.8. SERVICING FEE. The "SERVICING FEE" for each Settlement Date shall be equal to the product of one twelfth times the Servicing Fee Percentage times the Aggregate Principal Balance of the Eligible Receivables as of the first day of the related Accrual Period. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables. If the Standby Servicer becomes the successor Servicer, the "Servicing Fee" payable to the Standby Servicer as successor Servicer shall be determined in accordance with the Servicing and Lockbox Processing Assumption Agreement.

         SECTION 4.9. SERVICER'S CERTIFICATE. No later than 9:00 am. Phoenix time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trustee, the Insurer, the Rating Agencies, the Agent and the Purchaser, a Servicer's Certificate containing among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by SECTION 5.5 and to make the distributions required by
SECTION 5.7, (ii) the total number of Receivable Files held (in whole or in part) by the Servicer rather than the Trustee at the end of the applicable Accrual Period, (iii) all information necessary for the Trustee to send statements to the Noteholder and the Insurer pursuant to SECTION 5.8(b) and 5.9,
(iv) a listing of all Purchased Receivables purchased as of the related Accounting Date, identifying the Receivables so purchased, (v) the calculation of the Borrowing Base and (vi) all information necessary to enable the Standby Servicer to verify the information specified in SECTION 4.14(b) and to complete the accounting required by SECTION 5.9. Receivables purchased by the Servicer or by the Seller from the Purchaser in accordance with this Agreement by the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Accrual Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also state whether to the knowledge of the Servicer, an Insurance Agreement Event of Default, an Insurance Agreement Indenture Cross Default, a Servicer Termination Event or a Funding Termination Event has occurred.

         SECTION 4.10. ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF SERVICER TERMINATION EVENT.

         (a) The Servicer shall deliver to the Purchaser, to the Trustee for delivery to the Agent and the Noteholder, the Standby Servicer, the Insurer, and each Rating Agency, on or before February 28 of each year beginning February 28, 2003, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period from the initial Cutoff Date to December 31, 2002) and of its performance under this


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

Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Trustee, the Agent and the Noteholder, the Standby Servicer, the Insurer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under SECTION 10.1.

         SECTION 4.11. INDEPENDENT ACCOUNTANTS' REPORTS. (a) Unless SST or the Standby Servicer is the Servicer, the Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to the Purchaser, to deliver to the Trustee, the Standby Servicer, the Insurer, the Agent, the Noteholder and each Rating Agency, on or before February 28 of each year beginning February 28, 2003, a report dated as of December 31 of the preceding year (the "ACCOUNTANTS' REPORT") and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period from the Cutoff Date with respect to Receivables transferred to the Purchaser on the initial Funding Date to December 31, 2002), addressed to the Board of Directors of the Servicer, to the Trustee, the Standby Servicer and to the Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "PROGRAM"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sale contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information relating to the Receivables and the stated amount of Liquidated Receivables, if any, contained in the Servicer Certificates were found to be accurate. In the event such firm requires the Trustee and/or the Standby Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the Standby Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Standby Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Standby Servicer makes any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         (b) As soon as practical but not later than 30 days after the Servicer's Certificate for the second Interest Period, a nationally recognized firm of independent public accountants will perform certain agreed upon procedures with respect to the accuracy of the Servicer's Certificates with respect to the first two Interest Periods in relation to the Servicer's records and files and the degree of the Servicer's compliance with respect to deadlines for cash remittances to the Collection Account. If such review indicates a high degree of accuracy in the Servicer's Certificate and a high degree of compliance with respect to the remittance requirements, in each case in the reasonable judgment of the Controlling Party, such firm will perform the same procedures on a quarterly basis with respect to one Servicer's Certificate delivered during the most recently ended quarter. If the review of the Servicer's Certificate for the first two Interest Periods indicate a low degree of accuracy in the reporting or adherence to such remittance requirements, such procedures will continue at a frequency rate determined by the Controlling Party, until such time as a high degree of accuracy has been obtained.

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

         SECTION 4.12. ACCOUNTANTS' REVIEW OF RECEIVABLE FILES. Commencing on June 30, 2002 and on each September 30, December 31, March 31 and June 30, and prior to the Final Scheduled Settlement Date (or such other dates as the Controlling Party may determine in its sole and absolute discretion from time to time by prior written notice to the Seller, the Servicer, the Purchaser, the Agent and the Trustee), the Seller at its own expense shall cause Independent Accountants acceptable to the Controlling Party to conduct a post-funding review of the Seller's compliance with its stated underwriting policies and verify certain characteristics of the Receivables as of each Funding Date. The Independent Accountants shall within ten Business Days complete such physical inspection and limited review and execute and deliver to Seller, the Servicer, the Purchaser, the Trustee, the Insurer and the Agent an Independent Accountant's Report with respect to such review substantially in the form of EXHIBIT F hereto. If such review reveals, in the Controlling Party's reasonable opinion, an unsatisfactory number of exceptions, the Controlling Party, in its sole and absolute discretion, may require a full review of every Receivable File by the Independent Accounts at the expense of the Seller. The Trustee must receive no less than 5 Business Days' prior written notice of any review of the Receivables Files under this SECTION 4.12. The Servicer shall be required to pay any and all costs incurred by the Trustee in connection with any such review.

         SECTION 4.13. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Trustee, the Standby Servicer, the Insurer and the Agent reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         SECTION 4.14. VERIFICATION OF SERVICER'S CERTIFICATE.

         (a) Concurrently with the delivery by the Servicer of the Servicer's Certificate each month, the Servicer will deliver to the Trustee, the Standby Servicer and the Backup Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trustee, the Standby Servicer and the Backup Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Interest Period which information is necessary for preparation of the Servicer's Certificate. The Standby Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in SECTION 4.14(b) contained in the Servicer's Certificate delivered by the Servicer, and the Standby Servicer shall notify the Servicer and the Insurer of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies by the related Settlement Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Settlement Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Settlement Date, the Standby Servicer shall notify the Insurer and the Agent thereof in writing and the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth day of the following calendar month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Standby Servicer.

         (b) The Standby Servicer shall review each Servicer's Certificate delivered pursuant to SECTION 4.14(a) and shall:

                  (i) confirm that such Servicer's Certificate is complete on its face;

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

                  (ii)load the computer diskette (which shall be in a format acceptable to the Standby Servicer) received from the Servicer pursuant to SECTION 4.14(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Settlement Date; and

                  (iii) confirm that Available Funds, the Noteholder's Principal Distributable Amount, the Noteholder's Interest Distributable Amount, the Standby Fee, the Servicing Fee, the Backup Servicing Fee, the Trustee Fee, the Owner Trustee Fee, the Premium in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate.

         SECTION 4.15. RETENTION AND TERMINATION OF SERVICER. As long as the Seller acts as Servicer, the Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on June 30, 2002, which term may be extended by the Controlling Party for successive quarterly terms ending on each successive September 30, December 31, March 31 and June 30 (or, at the discretion of the Controlling Party exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until such time as the Note have been paid in full, and all amounts due to the Insurer have been paid in full. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive terms for so long as such instructions are in effect) (a "SERVICER EXTENSION NOTICE") shall be delivered by the Controlling Party to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice from the Controlling Party, the Trustee shall, within five days thereafter, give written notice of such non-receipt to the Controlling Party. If the Controlling Party does not deliver a Servicer Extension Notice to the Trustee and the Servicer on or prior to the last day of any term of the Servicer, the Person then acting as Servicer shall, unless otherwise agreed to in writing by the Controlling Party, cease to be the Servicer hereunder in accordance with SECTION 10.3.

         SECTION 4.16. FIDELITY BOND. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 4.17. LIEN SEARCHES; OPINIONS AS TO TRANSFERS AND SECURITY INTERESTS. The Servicer shall, on the Closing Date and, thereafter annually on or before each anniversary of the Closing Date, deliver (or cause to be delivered) to the Trustee, the Insurer and the Agent an Opinion of Counsel, in form and substance satisfactory to the Insurer, with respect to (a) the "true sale" nature of the transfers of Receivables and, to the extent applicable, related Other Conveyed Property hereunder and under each related Assignment, (b) the "backup security interest" with respect to the transfers of Receivables and, to the extent applicable, related Other Conveyed Property hereunder and under each related Assignment, (c) the validity of the security interest in connection with the pledge of Collateral to the Trustee under the Indenture on each Funding Date and (d) the perfection and first priority of the transfers and pledges referred to in CLAUSES (a)-(c) above. To the extent each such Opinion of Counsel is in any manner reliant on UCC lien searches, each such UCC lien search shall be dated no earlier than ten Business Days prior to the date of each such related Opinion of Counsel, and shall be accompanied by officer's certificates from the appropriate parties certifying that no filings subsequent to the date of such lien searches have been made. Such Opinion of Counsel shall state, among other things, that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized and filed that are necessary to perfect the interest of the Purchaser and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. The Opinion of Counsel referred to in this SECTION 4.17 shall specify any action necessary (as of the date of such opinion) to be taken to preserve and protect such interest.

                                    ARTICLE V
                                    ---------

                            ACCOUNTS; DISTRIBUTIONS;
                          STATEMENTS TO THE NOTEHOLDER
                          ----------------------------

         SECTION 5.1. ESTABLISHMENT OF PLEDGED ACCOUNTS.

         (a) The Trustee, on behalf of the Noteholder and the Insurer, shall establish and maintain in its own name an Eligible Account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholder and the Insurer. The Collection Account shall initially be established with the Trustee.

         (b) The Trustee, on behalf of the Noteholder and the Insurer, shall establish and maintain in its own name an Eligible Account (the "NOTE DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholder and the Insurer. The Note Distribution Account shall initially be established with the Trustee.

         (c) The Trustee, on behalf of the Noteholder and the Insurer shall establish and maintain in its own name an Eligible Account (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholder and the Insurer. The Principal Funding Account shall initially be established with the Trustee.

         (d) The Trustee, on behalf of the Noteholder and the Insurer shall establish and maintain in its own name an Eligible Account (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholder and the Insurer. The Reserve Account shall initially be established with the Trustee.

         (e) Funds on deposit in the Collection Account, the Principal Funding Account, the Reserve Account and the Note Distribution Account (collectively, the "PLEDGED ACCOUNTS") shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer or, after the SST Assumption Date, by the Controlling Party (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trustee for the benefit of the Noteholder and the Insurer, as applicable. Other than as permitted by the Rating Agencies and the Controlling Party, funds on deposit in any Pledged Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Draw Date. Funds deposited in a Pledged Account on the day immediately preceding a Settlement Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity.

         (f) All investment earnings of moneys deposited in the Pledged Accounts shall be deposited (or caused to be deposited) by the Trustee in the Collection Account for distribution pursuant to SECTION 5.7(a), and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Trustee to make any investment of any funds held in any of the Pledged Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if requested by the Trustee, the Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

         (g) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (h) If (i) the Servicer or the Controlling Party, as applicable, shall have failed to give investment directions for any funds on deposit in the Pledged Accounts to the Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Purchaser and Trustee) on any Business Day; or (ii) an Event of Default shall have occurred and be continuing with respect to the Note but the Note shall not have been declared due and payable, or, if the Note shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Receivables and the Other Conveyed Property are being applied as if there had not been such a declaration; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Pledged Accounts in an Eligible Investment described in PARAGRAPH (f) the definition thereof.

         (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pledged Accounts and in all proceeds thereof (including all Investment Earnings on the Pledged Accounts) and all such funds, investments, proceeds and income shall be part of the Other Conveyed Property. Except as otherwise provided herein, the Pledged Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholder and the Insurer. If at any time any of the Pledged Accounts ceases to be an Eligible Account, the Servicer with the consent of the Controlling Party shall within five Business Days establish a new Pledged Account as an Eligible Account and shall transfer any cash and/or any investments to such new Pledged Account. The Servicer shall promptly notify the Rating Agencies, the Trustee and the Insurer of any change in the location of any of the aforementioned accounts. In connection with the foregoing, the Servicer agrees that, in the event that any of the Pledged Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee and the Insurer in writing promptly upon any of such Pledged Accounts ceasing to be an Eligible Account.

         (j) Notwithstanding anything to the contrary herein or in any other document relating to a Trust Account, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the UCC) or the "bank's jurisdiction" (with the meaning of 9-304 of the UCC) as applicable, with respect to each Pledged Account shall be the State of New York.

         (k) With respect to the Pledged Account Property, the Trustee agrees that:

                  (i) any Pledged Account Property that is held in deposit accounts shall be held solely in an Eligible Account; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Trustee and the Trustee shall have sole signature authority with respect thereto; and

                  (ii) any Pledged Account Property shall be delivered to the Trustee in accordance with the definition of "DELIVERY".

                  (iii) the Servicer shall have the power, revocable by the Controlling Party to instruct the Trustee to make withdrawals and payments from the Pledged Accounts for the purpose of permitting the Servicer and the Trustee to carry out their respective duties hereunder.

         SECTION 5.2. [RESERVED].

         SECTION 5.3. CERTAIN REIMBURSEMENTS TO THE SERVICER. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to an Accrual Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Settlement Date pursuant to SECTION 5.7(a)(iii) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Controlling Party as may be necessary in the opinion of the Controlling Party to verify the accuracy of such certification; provided, however, that the Servicer must provide such certification within three months of it becoming aware of such mistaken deposit, posting or returned check. In the event that the Controlling Party has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Controlling Party shall give the Trustee notice to such effect, following receipt of which the

Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to SECTION 5.7, or if prior thereto the Servicer has been reimbursed pursuant to SECTION 5.7, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Settlement Date.

         SECTION 5.4. APPLICATION OF COLLECTIONS. All collections for each Accrual Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Receivable Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method.

         SECTION 5.5. RESERVE ACCOUNT.

         (a) The Reserve Account will be held for the benefit of the Noteholder and the Insurer. On or prior to the Closing Date, the Purchaser shall deposit or cause to be deposited into the Reserve Account an amount equal to the Required Reserve Account Amount. On each Funding Date, the Purchaser shall deposit a portion of the related Advance into the Reserve Account until the amount on deposit in the Reserve Account equals the Required Reserve Account Amount.

         (b) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Available Funds with respect to the related Settlement Date are insufficient to make the payments required to be made on the related Settlement Date pursuant to SECTIONS 5.7(a)(ii) through
(viii) and (x) (such deficiency being a "DEFICIENCY CLAIM AMOUNT"), then on the Deficiency Claim Date, the Trustee shall deliver to the Insurer, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "DEFICIENCY NOTICE") specifying the Deficiency Claim Amount for such Settlement Date. Such Deficiency Notice shall direct the Trustee to remit such Deficiency Claim Amount (to the extent of the funds available on deposit in the Reserve Account) for deposit in the Collection Account on the related Settlement Date and distribution pursuant to SECTIONS 5.7(a)(ii) through (viii) and (x), as applicable.

         (c) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the Deficiency Claim Date. The amounts distributed to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to SECTION 5.6.

         (d) Following the Facility Termination Date, if the Controlling Party elects, all amounts, or any portion thereof, on deposit in the Reserve Account will be deposited into the Collection Account for distribution pursuant to
Section 5.7.

         (e) On any Settlement Date on which, after all distributions required to be made on such Settlement Date pursuant to Section 5.7(a) have been made, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, the Trustee shall withdraw such excess and distribute the same to the Purchaser or its designee.

         SECTION 5.6. ADDITIONAL DEPOSITS.

         The Servicer or the Seller, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables together with any proceeds from any Receivables Insurance Policies received by the Servicer with respect to Financed Vehicles. All such deposits shall be made, in immediately available funds, on the Business Day preceding the related Determination Date. On or before each Draw Date, the Trustee shall remit to the Collection Account any amounts withdrawn from the Reserve Account pursuant to SECTION 5.5.

         SECTION 5.7.          DISTRIBUTIONS.
                               -------------

         (a) On each Settlement Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination
Date) shall make the following distributions in the following order of priority from amounts on deposit in the Collection Account:

                  (i) to the Noteholder, any payments from the Hedge Counterparty to the extent they are due and payable in an amount equal to the excess, if any, of the Note Interest Distributable Amount over Capped Monthly Interest;

                  (ii) to the Standby Servicer and the Trustee, from Available Funds and any amounts deposited in the Collection Account pursuant to
         SECTION 5.5(b) and SECTION 5.10(a), in respect of Standby Fees, Owner Trustee Fees and Trustee Fees, so long as the Standby Servicer is not the Servicer, the Standby Fee and all unpaid Standby Fees from prior Accrual Periods, the Owner Trustee Fee and all unpaid Owner Trustees Fees from prior Accrual Periods and the Trustee Fee and all unpaid Trustees Fees from prior Accrual Periods;

                  (iii) to the Backup Servicer, from Available Funds and any amounts deposited in the Collection Account pursuant to SECTION 5.5(B) and SECTION 5.10(A), in respect of Backup Servicing Fees, so long as SST is the Backup Servicer, the Backup Servicing Fee and all unpaid Backup Servicing Fees from prior Accrual Periods;

                  (iv) to the Servicer, from Available Funds and any amounts deposited in the Collection Account pursuant to SECTION 5.5(b) and
         SECTION 5.10(A), in respect of Servicing Fees, the Servicing Fee and all unpaid Servicing Fees from prior Accrual Periods and all reimbursements to which the Servicer is entitled pursuant to SECTION 5.3;

                  (v) to the Note Distribution Account, from Available Funds and any amounts deposited in the Collection Account pursuant to SECTION 5.5(b) and SECTION 5.10(a), the Capped Monthly Interest;

                  (vi) to the Insurer, from Available Funds and any amount deposited in the Collection Account pursuant to SECTION 5.5(b), so long as no Insurer Default shall have occurred and be continuing, the Ordinary Insurance Premium;

                  (vii) to the Insurer, from Available Funds and any amount deposited in the Collection Account pursuant to SECTION 5.5(b), reimbursement for payments made by the Insurer in respect of the Noteholder's Interest Distributable Amount and not previously reimbursed plus accrued interest thereon;

                  (viii) to the Note Distribution Account, from Available Funds and any amounts deposited in the Collection Account pursuant to SECTION 5.5(b) and SECTION 5.10(a), the Noteholder's Principal Distributable Amount for such Settlement Date;

                  (ix) to the Note Distribution Account, from Available Funds and any amounts deposited in the Collection Account pursuant to Section 5.5(d), the Additional Principal Payment Amount for such Settlement Date;

                  (x) to the Insurer, from Available Funds and any amount deposited in the Collection Account pursuant to SECTION 5.5(b), reimbursement for payments made by the Insurer in respect of the Noteholder's Principal Distributable Amount and not previously reimbursed plus accrued interest thereon;

                  (xi) so long as any amounts are outstanding on the Note, to the Trustee, for deposit in the Reserve Account, from Available Funds, an amount equal to the excess of (A) the Required Reserve Account Amount for such Settlement Date over (B) the amount on deposit in the Reserve Account;

                  (xii) to the Note Distribution Account, from Available Funds, the Noteholder's Interest Distributable Amount for such Settlement Date, to the extent not previously paid pursuant to SECTION 5.7(a)(i) and SECTION 5.7(a)(v) above;

                  (xiii) to the Insurer, from Available Funds, so long as no Insurer Default shall have occurred and be continuing, the Default Insurance Premium;

                  (xiv) to the Noteholder and the Insurer, from Available Funds PARI PASSU the Unused Facility Fee for such Settlement Date (with one half of such payable to the Noteholder and one half payable to the Insurer);

                  (xv) to the Insurer, from Available Funds any amounts owing to the Insurer under this Agreement and the Insurance Agreement and not paid and if an Insurer Default is continuing, the Insurance Premium (as defined in the Premium Letter), to the extent not previously paid;

                  (xvi) if any Person other than the Standby Servicer or the Backup Servicer becomes the successor Servicer, to such successor Servicer from Available Funds, its servicing fees in excess of the Servicing Fee and, to the extent not previously paid by the predecessor Servicer pursuant to this Agreement, reasonable transition expenses (up to a maximum of $50,000 for all such expenses) incurred in becoming the successor Servicer;

                  (xvii) to the Note Distribution Account, from Available Funds, any other amounts due to the Noteholder pursuant to the Basic Documents;

                  (xviii) to the Backup Servicer, from Available Funds, any amounts owing to the Backup Servicer under the Backup Servicing Agreement to the extent not previously paid pursuant to SECTION 5.7(a)(ii); and

                  (xix) to the Certificateholders, the remaining Available Funds, if any, and any amounts released from the Reserve Account pursuant to SECTION 5.5(e).

         (b) On each Settlement Date, the Trustee shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date, unless the Insurer shall have notified the Trustee in writing of any errors or deficiencies with respect thereto) distribute the Deficiency Claim Amount, if any, from the Reserve Account and the Note Policy Claim Amount, if any, from the Collection Account, and deposit in the Note Distribution Account any excess of the Scheduled Payments (as defined in the Note Policy) due on such Settlement Date over the amount previously deposited in the Note Distribution Account with respect to the related Settlement Date, which amount shall be applied solely to the payment of amounts then due and unpaid on the Note in accordance with the priorities set forth in
SECTION 5.8(a).

         (c) In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to SECTION 5.7(a) and (b) on the related Settlement Date.

         SECTION 5.8. NOTE DISTRIBUTION ACCOUNT.

         (a) On each Settlement Date (based solely on the information contained in the Servicer's Certificate), the Trustee shall distribute all amounts on deposit in the Note Distribution Account to the Noteholder in respect of the Note to the extent of amounts due and unpaid on the Note for principal and interest in the following amounts and in the following order of priority:

                  (i) to the Noteholder, the Noteholder's Interest Distributable Amount; PROVIDED that if there are not sufficient funds in the Note Distribution Account to pay the entire amount then due on the Note, the amount in the Note Distribution Account shall be applied to the payment of such interest pro rata among the Holders of the Note;

                  (ii) to the Noteholder, the Noteholder's Principal Distributable Amount plus any Noteholder's Principal Carryover Shortfall, to pay principal of the Note until the outstanding principal amount of the Note has been reduced to zero; PROVIDED that if there are not sufficient funds in the Note Distribution Account to pay the aggregate outstanding principal amount of the Note, the amount in the Note Distribution Account shall be applied to the payment of such principal pro rata among the Holders of the Note;

                  (iii) to the Noteholder, the Additional Principal Payment Amount, PROVIDED that if there are not sufficient funds in the Note Distribution Account to pay the aggregate outstanding principal amount of the Note, the amount in the Note Distribution Account shall be applied to the payment of such principal pro rata among the Holders of the Note; and

                  (iv) to the Noteholder, any other amounts due pursuant to the Noteholder pursuant to the Basic Documents.

         (b) On each Settlement Date, the Trustee shall provide or make available electronically (or, upon written request, by first class mail or facsimile) send to the Noteholder, the Agent and the Insurer the statement or statements provided to the Trustee by the Servicer pursuant to SECTION 5.9 hereof on such Settlement Date; PROVIDED HOWEVER, the Trustee shall have no obligation to provide such information described in this SECTION 5.8(b) until it has received the requisite information from the Servicer.

         SECTION 5.9. STATEMENTS TO THE NOTEHOLDER. iii) On or prior to each Settlement Date (in accordance with SECTION 4.9), the Servicer shall provide to the Trustee, the Insurer, the Agent, the Rating Agencies and the Noteholder of record on the related Record Date a copy of the Servicer's Certificate setting forth at least the following information as to the Note to the extent applicable:

                  (i) the amount of such distribution allocable to principal of the Note;

                  (ii) the amount of such distribution allocable to interest on or with respect to the Note;

                  (iii) the amount, if any, of such distribution payable out of amounts withdrawn from the Reserve Account or pursuant to a claim on the Note Policy;

                  (iv) the Aggregate Principal Balance as of the close of business on the last day of the preceding Accrual Period;

                  (v) the aggregate outstanding principal amount of the Note;

                  (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Accrual Period, and the amount of any unpaid Servicing Fees and the change in such amount from the prior Settlement Date;

                  (vii) the amount of each of the Standby Fee, the Backup Servicing Fee, the Owner Trustee Fee and the Trustee Fee paid to the Standby Servicer, the Backup Servicer, the Owner Trustee and the Trustee as applicable, with respect to the related Accrual Period, and the amount of any unpaid Standby Fees, Backup Servicing Fees, the Owner Trustee Fees and Trustee Fees and the change in such amounts from the prior Settlement Date;

                  (viii) the Noteholder's Interest Carryover Shortfall and the Noteholder's Principal Carryover Shortfall, if any;

                  (ix) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making Scheduled Receivable Payments for 31 to 60 days as of the last day of the related Accrual Period;

                  (x) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making Scheduled Receivable Payments for 31 to 45 days as of the last day of the related Accrual Period;

                  (xi) the amount of the aggregate Realized Losses, if any, for the related Accrual Period;

                  (xii) the amount of payments, if any, made with respect to the related Settlement Date pursuant to SECTIONS 5.10(A)(I) or (II), respectively;

                  (xiii) the number of, and the aggregate Purchase Amounts for, Receivables, if any, that were repurchased during the related Interest Period and summary information as to losses and delinquencies with respect to the Receivables as of the end of the related Accrual Period; and

                  (xiv) the cumulative amount of Realized Losses from the initial Cutoff Date to the last day of the related Accrual Period.

Each amount set forth pursuant to PARAGRAPHS (I), (II), (III), (VI), (VII),
(VIII) and (XI) above shall be expressed as a dollar amount per $1,000 of the aggregate outstanding principal amount of the Note as of the related Settlement Date.

         (b) Within 60 days after the end of each calendar year, commencing February 28, 2003 the Servicer shall deliver to the Trustee, and the Trustee shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to each Person who at any time during the preceding calendar year was a Noteholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of the amounts reported pursuant to subclauses (i), (ii), (vi) and (vii) of SECTION 5.9(A) for such preceding calendar year or applicable portion thereof during which such person was the Noteholder, and (b) such information as may be reasonably requested by the Noteholder or required by the Code and regulations thereunder, to enable the Holder to prepare its Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Noteholder pursuant to any requirements of the Code.

         (c) The Trustee may make available to the Noteholder and the Insurer via the Trustee's Internet Website, all statements described herein and, with the consent or at the direction of the Seller, such other information regarding the Note and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person upon receipt by the Trustee from such Person of a certification in the form of Exhibit G; provided, however, that the Trustee or its agent shall provide such password to the parties to this Agreement, the Insurer, the Agent and each Rating Agency without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefore. The Trustee's Internet Website shall be initially located at WWW.ABSNET.NET or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholder and the Insurer. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement.

         SECTION 5.10. OPTIONAL DEPOSITS BY THE INSURER; NOTICE OF WAIVERS.
iv)The Insurer shall at any time have the option (but shall not be required, except as provided in SECTION 6.1) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Purchaser with respect to such Settlement Date, or (ii) to the extent that without such amount a draw would be required to be made on the Note Policy.

         (a) If the Insurer hereby waives the satisfaction of any of the events that might trigger an Insurance Agreement Event of Default, and so notifies the Trustee in writing pursuant to SECTION 5.2(d) of the Insurance Agreement, the Trustee shall notify Moody's, S&P and the Noteholder of such waiver.

                                   ARTICLE VI
                                   ----------

                                 THE NOTE POLICY
                                 ---------------


         SECTION 6.1. CLAIMS UNDER NOTE POLICY.

         (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date pursuant to SECTION 5.5 hereof, the Trustee shall on the related Draw Date determine whether the application of funds in accordance with SECTION 5.7(a), together with any amounts deposited by the Insurer pursuant to SECTION 5.10 and the application of any Deficiency Claim Amount pursuant to SECTION 5.5 would result in a shortfall in amounts distributable pursuant to SECTIONS 5.7(a)(iv) on any Settlement Date and 5.7(a)(vii) on any Settlement Date occurring on or after the Final Scheduled Settlement Date (any such shortfall, a "NOTE POLICY CLAIM AMOUNT"). If the Note Policy Claim Amount for such Settlement Date is greater than zero, the Trustee shall furnish to the Insurer no later than 10:00 a.m. New York City time on the related Draw Date a completed Payment Notice (as defined in CLAUSE (b) below) in the amount of the Note Policy Claim Amount. Amounts paid by the Insurer pursuant to a claim submitted under this SECTION 6.1 shall be deposited by the Trustee into the Note Distribution Account for payment to the Noteholder on the related Settlement Date.

         (b) Any notice delivered by the Trustee to the Insurer pursuant to
SECTION 6.1(A) shall specify the Note Policy Claim Amount claimed under the Note Policy and shall constitute a "PAYMENT NOTICE" (as defined in the Note Policy) under the Note Policy. In accordance with the provisions of the Note Policy, the Insurer is required to pay to the Trustee the Note Policy Claim Amount properly claimed thereunder by 2:00 p.m., New York City time, on the later of (i) the next Business Day (as defined in the Note Policy) following receipt on a Business Day of the Payment Notice, and (ii) the applicable Settlement Date. Any payment made under the Note Policy by the Insurer shall be applied solely to the payment of the Note, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of the Noteholder any Note Policy Claim Amount from the Insurer and (ii) deposit the same in the Note Distribution Account for distribution to the Noteholder. Any and all Note Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Purchaser or from the Reserve Account with respect to the Note, and shall not discharge the obligations of the Purchaser with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Note, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Note by or on behalf of the Insurer, the Trustee and the Noteholder shall assign to the Insurer all rights to the payment of interest or principal with respect to the Note which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Note to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar (as defined in the Indenture) shall note the Insurer's rights as subrogee upon the register of the Noteholder upon receipt from the Insurer of proof of payment by the Insurer of any Noteholder's Interest Distributable Amount or Noteholder's Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholder to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Note.

         (d) The Trustee shall keep a complete and accurate record of all funds deposited by the Insurer into the Note Distribution Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (e) The Trustee shall be entitled to enforce on behalf of the Noteholder the obligations of the Insurer under the Note Policy. Notwithstanding any other provision of this Agreement or any other Basic Document, the Noteholder is not entitled to make any claims under the Note Policy or institute proceedings directly against the Insurer.

         SECTION 6.2. PREFERENCE CLAIMS.

         (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment (as defined in the Note Policy) paid on the Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify the Noteholder by mail that, in the event that the Noteholder's payment is so recoverable, the Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on Note, if any, which have been made by the Trustee and subsequently recovered from the Noteholder, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the Trustee on behalf of the applicable "Owner" as defined in the Note Policy.

         (b) The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "PREFERENCE CLAIM") of any distribution made with respect to the Note. The Holder, by its purchase of the Note, and the Trustee hereby agrees that so long as it is the Controlling Party, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in SECTION 6.1(C), the Insurer shall be subrogated to, and the Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and the Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 6.3. SURRENDER OF NOTE POLICY. The Trustee shall surrender the Note Policy to the Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.

                                   ARTICLE VII
                                   -----------

                                  THE PURCHASER
                                  -------------

         SECTION 7.1. REPRESENTATIONS OF PURCHASER. The Purchaser makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy and the Noteholder shall be deemed to have relied in purchasing the Note. The representations speak as of the execution and delivery of this Agreement and as of each Funding Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Purchaser has been duly formed and is validly existing as a business trust solely under the laws of the state of Delaware and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and pledge the Receivables and the Other Conveyed Property pledged to the Trustee.

         (b) DUE QUALIFICATION. The Purchaser is duly qualified to do business as a foreign business trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) POWER AND AUTHORITY. The Purchaser has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Purchaser has full power and authority to pledge the Collateral to be pledged to the Trustee by it pursuant to the Indenture and has duly authorized such pledge to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Purchaser is a party have been duly authorized by the Purchaser by all necessary action.

         (d) VALID SALE, BINDING OBLIGATIONS. This Agreement effects a valid sale of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller, and this Agreement and the other Basic Documents to which the Purchaser is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the Trust Agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (A) asserting the invalidity of this Agreement, the Note or any of the Basic Documents, (B) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) relating to the Purchaser and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Note.

         (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Note or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained or as may be required by the Basic Documents.

         (h) TAX RETURNS. The Purchaser has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Purchaser in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Purchaser is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Purchaser is a party have been paid or shall have been paid at or prior to the Closing Date and as of each Funding Date.

         (i) CHIEF EXECUTIVE OFFICE. The chief executive office of the Purchaser is at the Corporate Trust Office of the Owner Trustee.

                                  ARTICLE VIII
                                  ------------

                                   THE SELLER
                                   ----------

         SECTION 8.1. REPRESENTATIONS OF SELLER. The Seller makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Purchaser is deemed to have relied in acquiring the Receivables and a which the Noteholder are deemed to have relied in purchasing the Note. The representations speak as of the execution and delivery of this Agreement, as of the Closing Date and as of each Funding Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof by the Purchaser to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a corporation solely under the laws of the State of California and is in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Purchaser and to perform its other obligations under this Agreement or any other Basic Documents to which it is a party.

         (b) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination, sale and servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Purchaser by it and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

         (d) VALID SALE, BINDING OBLIGATIONS. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited, by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Note or any of the Basic Documents, (B) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or
(D) relating to the Seller and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Note.

         (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Note or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

         (h) FINANCIAL CONDITION. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by the Basic Documents to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

         (i) FRAUDULENT CONVEYANCE. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

         (j) TAX RETURNS. The Seller has filed all material federal and state tax returns which are required to be filed and paid all material taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller). Any taxes, fees and other governmental charges payable by the Seller in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Seller is a party have been paid or shall have been paid as of each Funding Date.

         (k) CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is at 16355 Laguna Canyon Road, Irvine, CA 92618 and its organizational number is 1682500.

         (l) CERTIFICATE, STATEMENTS AND REPORTS. The officer's certificates, statements, reports and other documents prepared by Seller and furnished by Seller to the Purchaser, the Insurer, the Trustee or the Agent pursuant to this Agreement or any other Basic Document to which it is a party, and in connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         (m) LEGAL COUNSEL, ETC. Seller consulted with its own legal counsel and independent accountants to the extent it deems necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, Seller is not participating in such transactions in reliance on any representations of any other party, their affiliates, or their counsel with respect to tax, accounting and regulatory matters.

         SECTION 8.2. ADDITIONAL COVENANTS OF THE SELLER.

         (a) SALE. The Seller agrees to treat the conveyances hereunder for all purposes (including without limitation tax and financial accounting purposes) as sales on all relevant books, records, tax returns, financial statements and other applicable documents.

         (b) NON-PETITION. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which the Note issued by the Purchaser and all amounts due to the Insurer under the Insurance Agreement have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Purchaser, by the Trustee on behalf of the Noteholder or by the Controlling Party.

         (c) CHANGES TO SELLER'S CONTRACT PURCHASE GUIDELINES. The Seller covenants that it will not make any material changes to its Contract Purchase Guidelines, or its classification of Obligors within such programs unless (i) the Controlling Party and the Agent expressly consent in writing to such changes and (ii) after giving effect to any such changes, the Rating Agency Condition is satisfied.

         SECTION 8.3. LIABILITY OF SELLER; INDEMNITIES. Subject to the limitation of remedies set forth in SECTION 3.2 hereof with respect to a breach of any representations and warranties contained in SECTION 3.1 hereof, the Seller shall indemnify the Purchaser, the Insurer, the Standby Servicer, the Trustee, the Owner Trustee, the Noteholder, the Agent and their respective officers, directors, agents and employees for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations, warranties or other agreements contained herein.

         (a) The Seller shall defend, indemnify, and hold harmless the Purchaser, the Insurer, the Standby Servicer, the Trustee, the Owner Trustee, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller, any Affiliate thereof or any of their respective agents or subcontractors, of a Financed Vehicle.

         (b) The Seller shall indemnify, defend and hold harmless the Purchaser, the Insurer, the Standby Servicer, the Trustee, the Owner Trustee, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Trustee, the Owner Trustee, the Standby Servicer and the Insurer and except any taxes to which the Trustee may otherwise be subject), including without limitation any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to federal or other income taxes arising out of distributions on the Note) and costs and expenses in defending against the same.

         (c) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Owner Trustee, the Insurer, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and/or (ii) the Seller's or the Purchaser's violation of Federal or state securities laws in connection with the offering and sale of the Note.

         (d) The Seller shall indemnify, defend and hold harmless the Trustee, the Owner Trustee, and the Standby Servicer and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee or the Owner Trustee.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the Trustee and the termination of this Agreement or the Indenture, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         Notwithstanding any provision of this SECTION 8.3 or any other provision of this Agreement, nothing herein shall be construed as to require the Seller to provide any indemnification hereunder or under any other Basic Document for any costs, expenses, losses, claims, damages or liabilities arising out of, or incurred in connection with, credit losses with respect to the Receivables.

         SECTION 8.4. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER. Seller shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to Seller's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of Seller contained in this Agreement. Any corporation (i) into which Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which Seller shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of Seller, or
(iv) succeeding to the business of Seller, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Seller under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release Seller from any obligation. Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, the Noteholder, the Insurer and each Rating Agency. Notwithstanding the foregoing, Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to Seller's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to SECTION 8.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default or an Event of Default shall have occurred and be continuing, (y) Seller shall have delivered to the Trustee, the Rating Agencies, the Agent and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Seller shall have delivered to the Trustee, the Rating Agencies, the Agent and the Controlling Party an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         SECTION 8.5. LIMITATION ON LIABILITY OF SELLER AND OTHERS. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 8.6. ADMINISTRATIVE DUTIES.

         (a) DUTIES WITH RESPECT TO THE INDENTURE. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

         (b) DUTIES WITH RESPECT TO THE ISSUER.

                           (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to SECTIONS 2.6 and 2.10 of the Trust Agreement. The Servicer shall administer, perform or supervise the performance of such other activities in connection with the Receivables (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                           (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to the Noteholder as contemplated this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trustee pursuant to such provision.

                           (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance or the duties of the Issuer or the Seller set forth in
         SECTION 5.1 of the Trust Agreement with respect to, among other things, accounting and reports to Noteholders and Certificateholders; provided, however, that once prepared by the Servicer, the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1 as necessary to enable the Certificateholders to prepare its federal and state income tax returns.

                           (iv) The Servicer shall perform the duties of the Servicer specified in SECTION 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                           (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

         (c) TAX MATTERS. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports of the issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation forms 1099 and 1066. All tax returns will be signed by the Seller.

         (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee, the Trustee and the Controlling Party of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii) and (iv) below, the Trustee or the Controlling Party shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (i) the amendment of or any supplement to the Indenture;

                           (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

                           (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

                           (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Trustee of its obligations under the Indenture; and

                           (v) the removal of the Trustee.

         (e) EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity as such hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholder or Certificateholders under the Basic Documents, (2) sell the Trust Estate pursuant to SECTION 5.4 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Persons.

         (f) LIMITATION OF STANDBY SERVICER'S OBLIGATIONS. Neither the Standby Servicer nor the Backup Servicer shall be responsible for any obligations or duties of the Servicer under SECTIONS 8.6, 8.7 or 8.8.

         SECTION 8.7. RECORDS. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Trustee and the Insurer at any time during normal business hours.

         SECTION 8.8. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Receivables as the Issuer shall reasonably request.


                                   ARTICLE IX
                                   ----------

                                  THE SERVICER
                                  ------------

         SECTION 9.1. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Purchaser is deemed to have relied in acquiring the Receivables and on which the Noteholder is deemed to have relied in purchasing the Note. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Receivables conveyed by the Closing Date, and as of the applicable Funding Date, in the case of Receivables conveyed by such Funding Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee pursuant to the Indenture.

         (a) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing as a corporation and in good standing under the laws of the State of California, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

         (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification except where the failure to so qualify or obtain such licenses or consents could not reasonably be expected to result in a material adverse effect with respect to it or to the Receivables.

         (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

         (d) BINDING OBLIGATION. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which to the Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or
(C) other than the Stanwich Case, seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Note or any of the Basic Documents or (D) relating to the Servicer and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Note.

         (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Note or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

         (h) TAXES. The Servicer has filed all material federal and state tax returns which are required to be filed and paid all material taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller). Any taxes, fees and other governmental charges payable by the Servicer in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Seller is a party have been paid or shall have been paid as of each Funding Date.

         (i) CHIEF EXECUTIVE OFFICE. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is Consumer Portfolio Services, 16355 Laguna Canyon Road, Irvine, California 92618.

         SECTION 9.2. LIABILITY OF SERVICER; INDEMNITIES.

         (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

                  (i) The Servicer shall defend, indemnify and hold harmless the Purchaser, the Trustee, the Owner Trustee, the Standby Servicer, the Insurer, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership, repossession or operation by the Servicer or any Affiliate or agent or sub-contractor thereof of any Financed Vehicle;

                  (ii)The Servicer, unless SST or the Standby Servicer is the Servicer, shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Owner Trustee, the Standby Servicer, the Insurer, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Purchaser, the pledge thereof to the Trustee or the issuance and original sale of the Note) and costs and expenses in defending against the same;

                  (iii) The Servicer shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Owner Trustee, the Standby Servicer, the Insurer, the Noteholder, the Agent and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser, the Trustee, the Owner Trustee, the Standby Servicer, the Insurer, the Agent or the Noteholder through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement or as a result of a breach of any representation, warranty or other agreement made by the Servicer in this Agreement (without regard to any exception relating to the Stanwich Case).

                  (iv)The Servicer shall indemnify, defend, and hold harmless the Trustee, the Owner Trustee and the Standby Servicer from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Owner Trustee or the Standby Servicer, as applicable or (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Owner Trustee or the Standby Servicer.

                  (v) The Servicer, shall defend, indemnify and hold harmless the Trustee, the Owner Trustee, the Standby Servicer, the Agent, the Insurer and the Noteholder against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the Seller's involvement in, or the effect on any Receivable as a result of, the Stanwich Case and any other litigation arising out of or based on the same set of facts.

         (b) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless the Noteholder for any losses, claims, damages or liabilities incurred by the Noteholder arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of Note by the Noteholder with the assets of a plan subject to such provisions of ERISA or the Code.

         (c) For purposes of this SECTION 9.2, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to SECTION 9.3) as Servicer pursuant to SECTION 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to SECTION 10.2. The provisions of this SECTION 9.2(c) shall in no way affect the survival pursuant to SECTION 9.2(d) of the indemnification by the Servicer provided by
SECTION 9.2(a).

         (d) Indemnification under this SECTION 9.2 shall survive the termination of this Agreement and any resignation or removal of the Seller or any successor Servicer as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

         SECTION 9.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR STANDBY SERVICER.

         (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease all or substantially all of its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, the Noteholder, the Agent, the Insurer and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to
SECTION 9.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default or Event of Default shall have occurred and be continuing, (y) the Servicer shall have delivered to the Trustee, the Rating Agencies, the Noteholder and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Servicer shall have delivered to the Trustee, the Rating Agencies, the Noteholder and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either
(A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         (b) Any Person (i) into which the Standby Servicer (in its capacity as Standby Servicer or successor Servicer) may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Standby Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Standby Servicer, or (iv) succeeding to the business of the Standby Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Standby Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Standby Servicer from any obligation.

         SECTION 9.4. [RESERVED]

         SECTION 9.5. DELEGATION OF DUTIES. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party; PROVIDED, HOWEVER, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties.

         SECTION 9.6. SERVICER AND STANDBY SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 9.3, neither the Servicer nor the Standby Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Standby Servicer except (i) upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Controlling Party does not elect to waive the obligations of the Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person or, (ii) in the case of the Standby Servicer, upon the prior written consent of the Controlling Party. Any such determination permitting the resignation of the Servicer or Standby Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee, the Owner Trustee, the Noteholder, the Agent and the Controlling Party. No resignation of the Servicer shall become effective until the Standby Servicer or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Standby Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Standby Servicer; PROVIDED, HOWEVER, that in the event a successor Standby Servicer is not appointed within 60 days after the Standby Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this SECTION 9.6, the Standby Servicer may petition a court for its removal.

         SECTION 9.7. REPORTING REQUIREMENTS. (a) The Servicer shall furnish, or cause to be furnished to the Agent and the Insurer:

                  (i) AUDIT REPORT. As soon as available and in any event within 90 days after the end of each fiscal year of the Servicer, a copy of the consolidated balance sheet of the Servicer and its Affiliates as at the end of such fiscal year, together with the related statements of earnings, stockholders' equity and cash flows for such fiscal year, prepared in reasonable detail and in accordance with GAAP certified by independent certified public accountants of recognized national standing as shall be selected by the Servicer.

                  (ii)QUARTERLY STATEMENTS. As soon as available, but in any event within 45 days after the end of each fiscal quarter (except the fourth fiscal quarter) of the Servicer, copies of the unaudited consolidated balance sheet of the Servicer and its Affiliates as at the end of such fiscal quarter and the related unaudited statements of earnings, stockholders' equity and cash flows for the portion of the fiscal year through such fiscal quarter (and as to the statements of earnings for such fiscal quarter) in each case setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial or accounting officer of the Servicer as presenting fairly the financial condition and results of operations of the Servicer and its Affiliates (subject to normal year-end adjustments).

                                    ARTICLE X
                                    ---------

                                     DEFAULT
                                     -------

         SECTION 10.1. SERVICER TERMINATION EVENTS. For purposes of this Agreement, each of the following shall constitute a "SERVICER TERMINATION EVENT":

         (a) Any failure by the Servicer to deliver to the Trustee for distribution to the Noteholder or deposit into any Pledged Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (or one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or the Insurer (unless an Insurer Default shall have occurred and be continuing in which case by the Agent) or after discovery of such failure by a Responsible Officer of the Servicer; or

         (b) Failure by the Servicer to deliver to the Trustee, the Agent, and the Insurer (so long as an Insurer Default shall not have occurred and be continuing), the Servicer's Certificate within three Business Days after the date on which such Servicer's Certificate is required to be delivered, or failure on the part of the Servicer to observe its covenants and agreements set forth in SECTION 9.3(a); or

         (c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Noteholder (determined without regard to the availability of funds under the Note Policy), or of the Insurer (unless an Insurer Default shall have occurred and be continuing), and (ii) continues unremedied for a period of 10 days after the earlier of knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
(1) to the Servicer by the Trustee or the Controlling Party or (2) to the Servicer, the Trustee and the Controlling Party by the Holders of the Note evidencing not less than 25% of the Invested Amount of the Note; or

         (d) The occurrence of an Insolvency Event with respect to the Servicer or the Seller (or, so long as the Seller is Servicer any of the Servicer's Affiliates); PROVIDED, HOWEVER, that none of the events described in this CLAUSE
(d) shall constitute a Servicer Termination Event if it relates solely to an Affiliate of the Servicer that is currently the subject of any such proceeding or receivership described above; or

         (e) Any representation, warranty or statement of the Servicer made in this Agreement (without regard to any exception relating to the Stanwich Case) or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in this Agreement relating to the characteristics of the Receivables), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Purchasers or the Noteholder and, within 10 days after the earlier of knowledge thereof by the Servicer or after written notice thereof shall have been given (1) to the Servicer by the Trustee or the Controlling Party or (2) to the Servicer, the Trustee and the Controlling Party by the Holders of the Note evidencing not less that 25% of the Invested Amount of the Note the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

         (f) The Controlling Party shall not have delivered a Servicer Extension Notice pursuant to SECTION 4.15; or

         (g) an Event of Default shall have occurred; or

         (h) A claim is made under the Note Policy.

         SECTION 10.2. CONSEQUENCES OF A SERVICER TERMINATION EVENT. If a Servicer Termination Event shall occur and be continuing, the Controlling Party by notice given in writing to the Servicer, or by non-extension of the term of the Servicer as referred to in SECTION 4.15, may terminate all of the rights and obligations of the Servicer under this Agreement. The outgoing Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Accrual Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Note or the Receivables and Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Standby Servicer (or such other successor Servicer appointed by the Controlling Party under SECTION 10.3); PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Purchaser as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files that shall at the time be held by the terminated Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring any Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this SECTION 10.2 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to SECTION 5.7 hereof. Upon receipt of notice of the occurrence of a Servicer Termination Event, the Trustee shall give notice thereof to the Rating Agencies and the Noteholder. If requested by the Controlling Party, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with SECTION 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Controlling Party, at the successor Servicer's expense. The terminated Servicer shall grant the Trustee, the successor Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

         SECTION 10.3. APPOINTMENT OF SUCCESSOR.

         (a) On and after the time the Servicer receives a notice of termination pursuant to SECTION 10.2, upon non-extension of the servicing term as referred to in SECTION 4.15, or upon the resignation of the Servicer pursuant to SECTION 9.6, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel; PROVIDED, HOWEVER, that the Servicer shall not be relieved of its duties, obligations and liabilities as Servicer until a successor Servicer has assumed such duties, obligations and liabilities. Notwithstanding the preceding sentence, if the Standby Servicer or any other successor Servicer shall not have assumed the duties, obligations and liabilities or Servicer within 45 days of the termination, non-extension or resignation described in this SECTION 10.3, the Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment as successor Servicer, Standby Servicer (or such other Person as shall have been appointed by the Controlling Party) shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event of termination of the Servicer, Bank One Trust Company, N.A., as the Standby Servicer shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "ASSUMPTION DATE") pursuant to the Servicing and Lockbox Processing Assumption Agreement or, in the event that the Controlling Party shall have determined that a Person other than the Standby Servicer shall be the successor Servicer in accordance with SECTION 10.2, on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of the Seller as Servicer, or any successor Servicer, under this Agreement arising on and after the Assumption Date, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for any duties, responsibilities, obligations or liabilities of (i) the Seller or any other Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for any duties, responsibilities, obligations or liabilities of the Seller or any other Servicer arising on or before the Assumption Date under SECTION 4.7 or 9.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of the Seller or any other Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise, or (ii) under SECTION 9.2(a)(ii), (iv) OR (v). Notwithstanding the above, if the Standby Servicer shall be legally unable or unwilling to act as Servicer, and an Insurer Default shall have occurred and be continuing, the Standby Servicer, the Trustee or a Note Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to SECTION 9.6, no provision of this Agreement shall be construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to SECTION 10.2, the resignation of the Servicer pursuant to SECTION 9.6 or the non-extension of the servicing term of the Servicer, as referred to in SECTION
4.15. If upon the termination of the Servicer pursuant to SECTION 10.2 or the resignation of the Servicer pursuant to SECTION 9.6, the Controlling Party appoints a successor Servicer other than the Standby Servicer, the Standby Servicer shall not be relieved of its duties as Standby Servicer hereunder.

         (b) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder.

         SECTION 10.4. NOTIFICATION TO NOTEHOLDERS AND THE AGENT. Upon any termination of, or appointment of a successor to, the Servicer, the Trustee shall give prompt written notice thereof to the Noteholder, the Agent and to the Rating Agencies.

         SECTION 10.5. WAIVER OF PAST DEFAULTS. The Controlling Party may, waive in writing any default by the Servicer in the performance of its obligations under this Agreement and the consequences thereof (except a default in making any required deposits to or payments from any of the Pledged Accounts in accordance with the terms of this Agreement). Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         SECTION 10.6. ACTION UPON CERTAIN FAILURES OF THE SERVICER. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in SECTION 10.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Insurer. For all purposes of this Agreement (including, without limitation, SECTION 6.2(b) and this SECTION 10.6), the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in SECTIONS 10.1(c) through (h) unless notified thereof in writing by the Servicer, the Insurer or by the Noteholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in SECTION 10.1.

         SECTION 10.7. CONTINUED ERRORS. Notwithstanding anything contained herein to the contrary, if the Standby Servicer becomes successor Servicer it is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "PREDECESSOR SERVICER WORK PRODUCT") without any audit or other examination thereof, and the Standby Servicer as successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "ERRORS") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Standby Servicer as successor Servicer making or continuing any Errors (collectively, "CONTINUED ERRORS"), the Standby Servicer as successor Servicer shall have no duty or responsibility, for such Continued Errors; PROVIDED, HOWEVER, that the Standby Servicer as successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Standby Servicer as successor Servicer becomes aware of Errors or Continued Errors, the Standby Servicer as successor Servicer shall, with the prior consent of the Controlling Party use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The Standby Servicer as successor Servicer shall be entitled to recover its costs thereby expended in accordance with SECTION 5.7(a)(xvi) hereof.

                                   ARTICLE XI
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         SECTION 11.1. AMENDMENT.

         (a) This Agreement may not be waived, amended or otherwise modified except in a writing signed by the parties hereto, the Noteholder and the Controlling Party; PROVIDED, HOWEVER, that if an Insurer Default has occurred and is continuing, the Agreement may not be amended without the written consent of the Insurer if such amendment would materially and adversely affect the interests of the Insurer.

         (b) Promptly after the execution of any such amendment, waiver or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to Rating Agencies.

         (c) Prior to the execution of any amendment, waiver or consent to this Agreement the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment, waiver or consent is authorized or permitted by this Agreement and the Opinion of Counsel referred to in SECTION 11.2(i)(i) has been delivered.

         (d) The Trustee may, but shall not be obligated to, enter into any such amendment, waiver or consent which affects the Purchaser's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         (e) Upon the termination of the Seller as Servicer and the appointment of the Backup Servicer as Servicer as Servicer hereunder, all amendments to the terms of this Agreement specified in the Backup Servicing Agreement shall become a part of this Agreement, as if this Agreement was amended to reflect such changes in accordance with this SECTION 11.1.

         SECTION 11.2. PROTECTION OF TITLE TO PROPERTY.

         (a) The Seller, the Purchaser or Servicer or each of them shall authorize, execute (if necessary) and file such financing statements and cause to be authorized, executed (if necessary) and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser and the interests of the Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Insurer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) None of the Seller, the Purchaser or the Servicer shall change its name, identity, jurisdiction of organization, form of organization or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with PARAGRAPH (A) above seriously misleading within the meaning of Section 9-506(a) of the UCC, unless it shall have given the Insurer and the Trustee at least thirty days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Purchaser, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel to the Trustee, the Agent and the Insurer, in a form and substance reasonably satisfactory to the Controlling Party, stating either (A) all financing statements and continuation statements have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Seller, the Purchaser and the Servicer shall have an obligation to give the Insurer, the Owner Trustee and the Trustee at least 60 days' prior written notice of any relocation of its principal executive office or a change in its jurisdiction of organization if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times be organized under the laws of the United States (or any State thereof), maintain each office from which it shall service Receivables, and its principal executive office and jurisdiction of organization, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Purchaser, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser and pledged to the Trustee. Indication of the Purchaser's and the Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser and pledged to the Trustee.

         (g) The Servicer shall permit the Trustee, the Owner Trustee, the Standby Servicer, the Controlling Party and the Noteholder and its respective agents upon reasonable notice and at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Controlling Party or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then pledged to the Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the lien of the Indenture.

         (i) the Servicer shall deliver to the Insurer, the Agent, the Owner Trustee and the Trustee:

                  (i) promptly after the execution and delivery of this Agreement and, if required pursuant to SECTION 11.1, of each amendment, waiver, or consent, an Opinion of Counsel, in form and substance satisfactory to the Controlling Party and the Agent, stating that in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee and in Receivables, and reciting the details of such filings or referring to prior Opinion of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                  (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, the opinion of such counsel, either (a) all financing statements and continuation statement have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee in the Receivables and the Other Conveyed Property, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         SECTION 11.3. NOTICES. All demands, notices and communications upon or to the Seller, the Backup Servicer, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies under this Agreement shall be in writing, via facsimile, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: Chief Financial Officer, Telecopy: (888) 577-7923, (b) in the case of the Servicer to Consumer Portfolio Services, Inc., 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: Chief Financial Officer, Telecopy: (888) 577-7923, (c) in the case of the Purchaser, care of the Owner Trustee at the Corporate Trust Office, (d) in the case of the Owner Trustee at the Corporate Trust Office, (e) in the case of the Trustee at the Corporate Trust Office, (f) in the case of the Insurer, to 250 Park Avenue, New York, New York 10177
Attention: Surveillance (Telecopy: (646) 658-5955); (g) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, Telecopy: (212) 533-3850; (h) in the case of the Backup Servicer, to SST at 4315 Pickett Road, St. Joseph, Missouri 64503,
Telecopy: (816) 671-2038; and (i) in the case of Standard & Poor's Ratings Group, to Standard & Poor's, a Division of The McGraw Hill Companies, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department, Telecopy: (212) 438-2649. Any notice required or permitted to be mailed to the Noteholder shall be given by first class mail, postage prepaid, at the address of the Agent, as set forth in the Indenture. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Agent shall receive such notice.

         SECTION 11.4. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in SECTIONS 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Purchaser, the Seller or the Servicer without the prior written consent of the Trustee, the Standby Servicer and the Controlling Party.

         SECTION 11.5. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the parties hereto and for the benefit of the Noteholder, the Owner Trustee and the Insurer, as third-party beneficiaries. The Insurer and its successors and assigns shall be entitled to rely upon and directly enforce such provisions of this Agreement. Except as expressly stated otherwise, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Insurer in its sole and absolute discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Purchaser and the Trustee. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.6. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.7. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.8. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.9. GOVERNING LAW. THIS AGREEMENT (OTHER THAN SECTIONS 2.1(A) AND 2.2 HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. SECTIONS 2.1(A) AND 2.2 OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER SUCH SECTION SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.10. ASSIGNMENT TO TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Purchaser to the Trustee pursuant to the Indenture for the benefit of the Noteholder of all right, title and interest of the Purchaser in, to and under the Receivables and Other Coverage of Property and/or the assignment of any or all of the Purchaser's rights and obligations hereunder to the Trustee.

         SECTION 11.11. NONPETITION COVENANTS.

         Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the Final Scheduled Settlement Date, acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

         SECTION 11.12. LIMITATION OF LIABILITY OF TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Bank One Trust Company, N.A., not in its individual capacity but solely as Trustee and Standby Servicer and in no event shall Bank One Trust Company, N.A., have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.13. INDEPENDENCE OF THE SERVICER. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Purchaser, the Trustee and Standby Servicer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Purchaser in any way and shall not otherwise be deemed an agent of the Purchaser.

         SECTION 11.14. NO JOINT VENTURE. Nothing contained in this Agreement
(i) shall constitute the Servicer and the Purchaser as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 11.15. INSURER AS CONTROLLING PARTY. The Noteholder by purchase of the Note held by it acknowledges that the Trustee, as partial consideration for the issuance of the Note Policy, has agreed that the Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as no Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, the Noteholder if the Insurer agrees to take such action or give such consent or approval. Notwithstanding any other provision in this Agreement or in any other Basic Document to the contrary, so long as an Insurer Default has occurred and is continuing, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting, unless otherwise specified, at the direction of a Note Majority. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Trustee. The Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         SECTION 11.16. SPECIAL SUPPLEMENTAL AGREEMENT. If any party to this Agreement is unable to sign any amendment or supplement due to its dissolution, winding up or comparable circumstances, then the consent of the Insurer shall be sufficient to amend this Agreement without such party's signature.

         SECTION 11.17. LIMITED RECOURSE. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser hereunder are solely the corporate obligations of the Purchaser, and shall be payable by the Purchaser, solely as provided herein. The Purchaser shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur hereunder (i) from funds available pursuant to, and in accordance with, the payment priorities set forth in SECTION 5.7(a) and (ii) only to the extent the Purchaser receives additional funds for such purposes or to the extent it has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Purchaser incurred in accordance with the Purchaser's limited liability company agreement and all financing documents to which the Purchaser is a party. In addition, no amount owing by the Purchaser hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Purchaser arising out of or based upon any provision herein, against any member, employee, officer, agent, director or authorized person of the Purchaser or any Affiliate thereof; PROVIDED, HOWEVER, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

         SECTION 11.18. ACKNOWLEDGEMENT OF ROLES. The parties expressly acknowledge and consent to Bank One Trust Company, N.A. acting in the multiple capacities of Standby Servicer and Trustee. The parties agree that Bank One Trust Company, N.A. in such multiple capacities shall not be subject to any claim, defense or liability arising from its performance in any such capacity based on conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Bank One Trust Company, N.A. of any other such capacity or capacities in accordance with this Agreement or any other Basic Documents to which it is a party.

         SECTION 11.19. TERMINATION. The respective obligations and responsibilities of the Seller, the Issuer, the Servicer, the Standby Servicer, the Backup Servicer and the Trustee created hereby shall terminate on the Termination Date; PROVIDED, HOWEVER, in any case there shall be delivered to the Trustee and the Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to this SECTION 11.19. The Servicer shall promptly notify the Trustee, the Seller, the Issuer, each Rating Agency and the Insurer of any prospective termination pursuant to this SECTION 11.19.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                     CPS WAREHOUSE TRUST

                                     By: Wilmington Trust Company, not in its
                                     individual capacity but solely as Owner
                                     Trustee


                                     By:
                                           -------------------------------------
                                     Title:


                                     CONSUMER PORTFOLIO SERVICES, INC., as
                                     Seller


                                     By:
                                           -------------------------------------
                                     Title:


                                     CONSUMER PORTFOLIO SERVICES, INC., as
                                     Servicer


                                     By:
                                           -------------------------------------
                                     Title:


                                     BANK ONE TRUST COMPANY, N.A., not in its individual capacity, but solely as Standby Servicer and Trustee


                                     By:
                                           -------------------------------------
                                     Title:


                                     SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                     Backup Servicer


                                     By:
                                           -------------------------------------
                                     Title:

                                                                      SCHEDULE A


                             SCHEDULE OF RECEIVABLES


                         [TO BE PROVIDED BY THE SELLER]

                                                                      SCHEDULE B


                    LOCATION FOR DELIVERY OF RECEIVABLE FILES


                                 [WITH TRUSTEE]

                                                                       EXHIBIT A

                             SERVICER'S CERTIFICATE


                          [TO BE PROVIDED BY SERVICER]

                                                                       EXHIBIT B


                                  TRUST RECEIPT
                           PURSUANT TO SECTION 3.4 OF
                        THE SALE AND SERVICING AGREEMENT

                                                                       EXHIBIT C


                                SERVICER RECEIPT
                             PURSUANT TO SECTION 3.5
                       OF THE SALE AND SERVICING AGREEMENT

                                                                       EXHIBIT D


                      FORM OF MONTHLY SERVICER'S STATEMENT

                                                                       EXHIBIT E



                     FORM OF INDEPENDENT ACCOUNTANT'S REPORT

                                                                       EXHIBIT F


                               FORM OF ASSIGNMENT

                                                                       EXHIBIT G

                             FORM OF ADDITION NOTICE